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                      BARR ROSENBERG SERIES Trust
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    --  AXA Rosenberg U.S. Discovery Fund

        December 4, 2000


    Barr Rosenberg Series Trust is an open-end management investment company offering ten diversified portfolios with different investment objectives and strategies, including the AXA Rosenberg U.S. Discovery Fund. The Fund's investment adviser is AXA Rosenberg Investment Management LLC.


     THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED
  OF THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE.
                 ANY REPRESENTATION TO THE CONTRARY IS A CRIME.


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                              Shareholder Services
  1.800.555.5737 Institutional Shares   1.800.447.3332 Investor Shares

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                                [LOGO]

                               TABLE OF CONTENTS

                                                              PAGE
                                                              ----

RISK/RETURN SUMMARY.........................................    3

  AXA ROSENBERG U.S. DISCOVERY FUND.........................    3

FEES AND EXPENSES...........................................    5

INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES....    6

PRINCIPAL RISKS.............................................    6

CERTAIN ADDITIONAL INVESTMENT TECHNIQUES AND RELATED
  RISKS.....................................................    7

PERFORMANCE INFORMATION FROM THE ADVISER'S OTHER MID/SMALL
  CAPITALIZATION ACCOUNTS...................................   10

THE ADVISER'S GENERAL INVESTMENT PHILOSOPHY.................   11

MANAGEMENT OF THE TRUST.....................................   14

MULTIPLE CLASSES............................................   17

PURCHASING SHARES...........................................   18

IRA ACCOUNTS................................................   19

REDEMPTION OF SHARES........................................   19

EXCHANGING SHARES...........................................   21

HOW THE TRUST PRICES SHARES OF THE FUND.....................   22

DISTRIBUTIONS...............................................   23

TAXES.......................................................   23

OTHER INFORMATION...........................................   23

                              RISK/RETURN SUMMARY

    The following is a summary of certain key information about the AXA Rosenberg U.S. Discovery Fund (the "Fund"). You will find additional information about the Fund, including a detailed description of the risks of an investment in the Fund, after this Summary. This Summary identifies the Fund's investment objective, principal investment strategies and principal risks. The principal risks of the Fund are more fully discussed beginning on page 6. You can find a more detailed description of the Fund further back in this Prospectus. Please be sure to read this additional information BEFORE you invest.

Other important things for you to note:

    - You may lose money by investing in the Fund.

    - An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

                       AXA ROSENBERG U.S. DISCOVERY FUND

INVESTMENT OBJECTIVE

    The Fund seeks a return greater than that of the Russell 2500 Index.

SUMMARY OF PRINCIPAL INVESTMENT STRATEGIES

    The Fund invests primarily in the common stocks of Mid/Small Capitalization Companies (as defined on page 6) that are traded principally in the markets of the United States. At all times, at least 65% of the Fund's total assets will be invested in these Mid/Small Capitalization Companies. The Fund will place relatively greater emphasis on capital appreciation than on current income.

    The Adviser uses fundamental and quantitative investment principles to determine which securities to buy and sell. Using these principles, the Adviser employs a bottom-up approach based on two stock selection models: (1) an appraisal model, which estimates a fair value for each company in the Adviser's database based on various fundamental data and (2) a near-term prospects model, which estimates year-ahead earnings based on fundamental data as well as investor sentiment data such as analysts' earnings estimates and broker buy/sell recommendations. These models tend to produce a "value" style of investment by favoring securities believed to be selling below a price that would accurately value the underlying company. The appraisal model is more likely to identify stocks that have lower price-to-earnings and price-to-book ratios (as compared to companies in the same industry) as attractive for purchase. While the Fund's portfolio has a modest value bias, there are other factors beyond value/growth exposures that affect the Fund's performance, such as industry exposures and risks associated with specific individual stock selections.

SUMMARY OF PRINCIPAL RISKS

    As with any stock mutual fund, you may lose money if you invest in the Fund. Among the principal risks that could adversely affect the value of the Fund's shares and cause you to lose money on your investment are:

    INVESTMENT RISKS. The value of Fund shares may change depending on external conditions affecting the Fund's portfolio. These conditions depend upon market, economic, political, regulatory and other factors.

    SMALLER COMPANY RISK. Market risk is particularly pronounced for the Fund because it invests a significant percentage of its assets in the stocks of companies with relatively small market capitalizations. These companies may have limited product lines, markets or financial resources or may depend on a few key employees.

    PORTFOLIO TURNOVER. The Fund's portfolio turnover may exceed 100%. Higher portfolio turnover may result in increased transaction costs, which in turn may reduce the Fund's return. A high portfolio turnover rate may also result in negative tax consequences to shareholders.

    MANAGEMENT RISK. Any actively managed investment portfolio is subject to the risk that its investment adviser will make poor stock selections. The Fund's investment adviser, AXA Rosenberg Investment Management LLC (the "Adviser") will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that they will produce the desired results.

    For a more detailed description of these and other risks associated with an investment in the Fund, turn to page 6.

PERFORMANCE INFORMATION

    The Fund does not have performance information because it has not yet been operational for a full calendar year.

                               FEES AND EXPENSES

    THIS TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU MAY PAY IF YOU BUY AND HOLD SHARES OF THE FUND.

                                                              INSTITUTIONAL   INVESTOR
                                                              -------------   --------
SHAREHOLDER FEES (paid directly from your investment):
  Maximum Sales Charge (Load) Imposed on Purchases (as a
    percentage of offering price)...........................       None         None
  Maximum Deferred Sales Charge (Load)......................       None         None
  Maximum Sales Charge (Load) Imposed on Reinvested
    Dividends...............................................       None         None
  Redemption Fee............................................       None         None
  Exchange Fee..............................................       None         None

                                                              INSTITUTIONAL   INVESTOR
                                                              -------------   --------
ANNUAL FUND OPERATING EXPENSES (expenses that are deducted
  from Fund assets)
Management Fees.............................................       0.90%        0.90%
Distribution and Shareholder Service (12b-1) Fees...........       None         0.25%
Other Expenses (a)..........................................       1.03%        1.18%(b)
                                                                   ----         ----
Total Annual Fund Operating Expenses........................       1.93%        2.33%
Fee Waiver and/or Expense Reimbursement (c).................       0.78%        0.78%
                                                                   ----         ----
Net Expenses................................................       1.15%        1.55%
                                                                   ====         ====

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(a) Because the Fund is a new fund (as defined in Form N-1A under the Investment Company Act of 1940, as amended), "Other Expenses" are based on estimated annualized amounts for the current fiscal year.

(b) The Trustees have authorized the payment of up to 0.15% of the Fund's average daily net assets attributable to Investor Shares for subtransfer and subaccounting service in connection with such shares.

(c) The Adviser has contractually undertaken to waive its management fee and bear certain expenses (exclusive of nonrecurring account fees and extraordinary expenses) until further notice (and in any event at least until 3/31/01). Any amounts waived or reimbursed in a particular fiscal year will be subject to repayment by the Fund to the Adviser to the extent that from time to time through the next two fiscal years the repayment will not cause the Fund's expenses to exceed the stated limit during the respective year.

EXAMPLE

    This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

    The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment earns a 5% return each year and that the Fund's operating expenses remain the same as the Total Annual Fund Operating Expenses shown above. Your actual costs may be higher or lower. Based on these assumptions, your costs would be:

CLASS                                                      1 YEAR             3 YEARS
-----                                                     --------            --------
Institutional.........................................      $117               $  530
Investor..............................................      $158               $  653

           INVESTMENT OBJECTIVES AND PRINCIPAL INVESTMENT STRATEGIES

    The investment objective and policies of the Fund may be changed by the Trustees without shareholder approval.

AXA ROSENBERG U.S. DISCOVERY FUND

    The investment objective of the AXA Rosenberg U.S. Discovery Fund is to seek total return greater than that of the Russell 2500 Index through investment primarily in common stocks of mid/small capitalization companies (i.e., - companies that have market capitalizations of up to $4 billion, which corresponds with the market capitalization of the largest company in the Russell 2500 after the reconstitution of the Index on May 31, 1999) that are traded principally in the markets of the United States ("Mid/ Small Capitalization Companies"). The definition of Mid/Small Capitalization Companies may change from time to time to correspond with the market capitalization of the largest company in the Russell 2500. The Russell 2500 Index consists of the smallest 2500 securities in the Russell 3000 Index. The Russell 2500 Index represents approximately 16% of the Russell 3000 Index total market capitalization. Total return is a combination of capital appreciation and current income (dividend or interest). Because the companies in which the Fund invests typically do not distribute significant amounts of company earnings to shareholders, the Fund's investment strategy will place relatively greater emphasis on capital appreciation than on current income.

    It is currently expected that, under normal circumstances, most of the Fund's assets will be invested in Mid/Small Capitalization Companies. Investments in small capitalization companies may present greater opportunities for capital appreciation because of high potential earnings growth, but may also involve greater risk. See "Principal Risks -- Smaller Company Risk."

                                PRINCIPAL RISKS

    The value of your investment in the Fund changes with the values of the Fund's investments. Many factors can affect those values. This section describes the principal risks that may affect the Fund's investments as a whole. The Fund could be subject to additional risks because the types of investments made by the Fund can change over time.

    INVESTMENT RISKS. An investment in the Fund involves risks similar to those of investing in common stocks directly. Just as with common stocks, the value of Fund shares may change depending on market, economic, political, regulatory and other conditions affecting the Fund's portfolio. Investment in shares of the Fund is, like investment in common stocks, more volatile and risky than some other forms of investment.

    SMALLER COMPANY RISK. Companies with relatively small market capitalizations may be dependent upon a single proprietary product or market niche, may have limited product lines, markets or financial resources, or may depend on a relatively small management group. Typically, such companies have fewer securities outstanding, which may be less liquid than securities of larger companies. Their common stock and other securities may trade less frequently and in limited volume and are generally more sensitive to purchase and sale transactions. Therefore, the prices of such securities tend to be more volatile than the prices of securities of companies with larger market capitalizations. As a result, the absolute values of changes in the price of securities of companies with relatively small market capitalizations may be greater than those of larger, more established companies.

    PORTFOLIO TURNOVER. The consideration of portfolio turnover will not constrain the Adviser's investment decisions. The Fund is actively managed, and the Fund's portfolio turnover may exceed 100%. Higher portfolio turnover rates are likely to result in comparatively greater brokerage commissions or transaction costs. Such costs will reduce the Fund's return. A higher portfolio turnover rate may also result in the realization of substantial net short-term gains, which are taxable as ordinary income to shareholders when distributed.

    MANAGEMENT RISK. The Fund is subject to management risk because it is an actively managed investment portfolio. Management risk is the risk that the Adviser will make poor investment decisions. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that the Adviser will produce the desired results. In some cases, certain investments may be unavailable or the Adviser may not choose certain investments under market conditions when, in retrospect, their use would have been beneficial to the Fund.

           CERTAIN ADDITIONAL INVESTMENT TECHNIQUES AND RELATED RISKS

    The Fund has the flexibility to invest, within limits, in a variety of instruments designed to enhance its investment capabilities. A brief description of certain of these investment instruments and the risks associated with them appears below. You can find more detailed information in the Fund's Statement of Additional Information ("SAI").

    LIQUID INSTRUMENTS. To meet redemption requests or for investment purposes, the Fund may temporarily hold a portion of its assets in full faith and credit obligations of the United States government (E.G., U.S. Treasury Bills) and in short-term notes, commercial paper or other money market instruments of high quality (I.E., rated at least "A-2" or "AA" by Standard & Poor's ("S&P") or Prime 2 or "Aa" by Moody's Investors Service, Inc. ("Moody's")) issued by companies having an outstanding debt issue rated at least "AA" by S&P or at least "Aa" by Moody's, or determined by the Adviser to be of comparable quality to any of the foregoing.

    STOCK INDEX FUTURES. A stock index futures contract (an "Index Future") is a contract to buy an integral number of units of the relevant index at a specified future date at a price agreed upon when the contract is made. A unit is the value at a given time of the relevant index. An option on an Index Future gives the purchaser the right, in return for the premium paid, to assume a long or a short position in an Index Future. The Fund will realize a loss if the value of an Index Future declines between the time the Fund purchases an Index Future and the time it sells it and may realize a gain if the value of the Index Future rises between such dates.

    In connection with its investment in common stocks, the Fund may invest in Index Futures while the Adviser seeks favorable terms from brokers to effect transactions in common stocks selected for purchase. The Fund may also invest in Index Futures when the Adviser believes that there are not enough attractive common stocks available to maintain the standards of diversity and liquidity set for the Fund, pending investment in such stocks when they do become available. Through the use of Index Futures, the Fund may maintain a portfolio with diversified risk without incurring the substantial brokerage costs which may be associated with investment in multiple issuers. This may permit the Fund to avoid potential market and liquidity problems (e.g., driving up or forcing down the price by quickly purchasing or selling shares of a portfolio security) which may result from increases or decreases in positions already held by the Fund. The Fund may also use Index Futures in order to hedge its equity positions.

    In contrast to purchases of a common stock, no price is paid or received by the Fund upon the purchase of a futures contract. Upon entering into a futures contract, the Fund will be required to deposit with its custodian in a segregated account in the name of the futures broker a specified amount of cash or securities. This is known by participants in the market as "initial margin." The type of instruments that may be deposited as initial margin, and the required amount of initial margin, are determined by the futures exchange on which the Index Futures are traded. The nature of initial margin in futures transactions is different from that of margin in securities transactions in that futures contract margin does not involve the borrowing of funds by the customer to finance the transactions. Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned to the Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. Subsequent payments, called "variation margin," to and from the broker, will be made on a daily basis as the price of the particular index fluctuates, making the position in the futures contract more or less valuable, a process known as "marking to the market."

    The Fund may close out a futures contract purchase by entering into a futures contract sale. This will operate to terminate the Fund's position in the futures contract. Final determinations of variation margin are then made, additional cash is required to be paid by or released to the Fund, and the Fund realizes a loss or a gain.

    The Fund's use of Index Futures involves risk. Positions in Index Futures may be closed out by the Fund only on the futures exchanges on which the Index Futures are then traded. There can be no assurance that a liquid market will exist for any particular contract at any particular time. The liquidity of the market in futures contracts could be adversely affected by "daily price fluctuation limits" established by the relevant futures exchange which limit the amount of fluctuation in the price of an Index Futures contract during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit. In such events, it may not be possible for the Fund to close its futures contract purchase, and, in the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin. The futures market may also attract more speculators than does the securities market, because deposit requirements in the futures market are less onerous than margin requirements in the securities market. Increased participation by speculators in the futures market may also cause price distortions. In addition, the price of Index Futures may not correlate perfectly with movement in the underlying index due to certain market disturbances.

    The Fund will not purchase Index Futures if, as a result, the Fund's initial margin deposits on transactions that do not constitute "bona fide hedging" under relevant regulations of the Commodities Futures Trading Commission would be greater than 5% of the Fund's total assets. In addition to margin deposits, when the Fund purchases an Index Future, it is required to maintain, at all times while an Index Future is held by the Fund, cash, U.S. government securities or other high grade liquid securities in a segregated account with its Custodian in an amount which, together with the initial margin deposit on the futures contract, is equal to the current value of the futures contract.

    Further, the ability to establish and close out positions in options on future contracts will be subject to the development and maintenance of a liquid secondary market. It is not certain that such a market will develop. There is no assurance that a liquid secondary market will exist for any particular option or at any particular time.

    REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements, by which the Fund purchases a security and obtains a simultaneous commitment from the seller (a bank or, to the extent permitted by the 1940 Act, a recognized securities dealer) to repurchase the security at an agreed-upon price and date (usually seven days or less from the date of original purchase). The resale price is in excess of the purchase price and reflects an agreed-upon market rate unrelated to the coupon rate on the purchased security. Such transactions afford the Fund the opportunity to earn a return on temporarily available cash. Although the underlying security may be a bill, certificate of indebtedness, note or bond issued by an agency, authority or instrumentality of the U.S. government, the obligation of the seller is not guaranteed by the U.S. government, and there is a risk that the seller may fail to repurchase the underlying security. There is a risk, therefore, that the seller will fail to honor its repurchase obligation. In such event, the Fund would attempt to exercise rights with respect to the underlying security, including possible disposition in the market. However, the Fund may be subject to various delays and risks of loss, including (a) possible declines in the value of the underlying security during the period while the Fund seeks to enforce its rights thereto and (b) inability to enforce rights and the expenses involved in attempted enforcement.

    LOANS OF PORTFOLIO SECURITIES. The Fund may lend some or all of its portfolio securities to broker-dealers. Securities loans are made to broker-dealers pursuant to agreements requiring that loans be continuously secured by collateral in cash or U.S. government securities at least equal at all times to the market value of the securities lent. The borrower pays to the Fund an amount equal to any dividends or interest received on the securities lent. When the collateral is cash, the Fund may invest the cash collateral in interest-bearing, short-term securities. When the collateral is U.S. government securities, the Fund usually receives a fee from the borrower. Although voting rights or rights to consent with respect to the loaned securities pass to the borrower, the Fund retains the right to call the loans at any time on reasonable notice, and it will do so in order that the securities may be voted by the Fund if the holders of such securities are asked to vote upon or consent to matters materially affecting the investment. The Fund may also call loans in order to sell the securities involved. The risks in lending portfolio securities, as with other extensions of credit, include possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. However, such loans will be made only to broker-dealers that are believed by the Adviser to be of relatively high credit standing.

    FOREIGN INVESTMENTS. Although it invests primarily in securities principally traded in U.S. markets, the Fund may occasionally invest in stocks of foreign companies that trade on U.S. markets. Investments in securities of foreign issuers involve certain risks that are less significant for investments in securities of U.S. issuers. These include risks of adverse changes in foreign economic, political, regulatory and other conditions, changes in currency exchange rates or exchange control regulations (including currency blockage). The Fund may be unable to obtain and enforce judgments against foreign entities, and issuers of foreign securities are subject to different, and often less comprehensive, accounting, reporting and disclosure requirements than domestic issuers. Also, the securities of some foreign companies may be less liquid and at times more volatile than securities of comparable U.S. companies.

    ILLIQUID SECURITIES. The Fund may purchase "illiquid securities," defined as securities which cannot be sold or disposed of in the ordinary course of business within seven days at approximately the value at which the Fund has valued such securities, so long as no more than 15% of the Fund's net assets would be invested in such illiquid securities after giving effect to the purchase. Investment in illiquid securities involves the risk that, because of the lack of consistent market demand for such securities, the Fund may be forced to sell them at a discount from the last offer price.

                          PERFORMANCE INFORMATION FROM
             THE ADVISER'S OTHER MID/SMALL CAPITALIZATION ACCOUNTS

    The Adviser also serves as adviser to other mid/small capitalization accounts (the "Other Accounts") that have investment objectives, policies and strategies that are substantially similar to those of the Fund. THE INFORMATION BELOW DOES NOT REPRESENT THE HISTORICAL PERFORMANCE OF THE FUND AND SHOULD NOT BE CONSIDERED A PREDICTION OF ITS FUTURE PERFORMANCE. The performance of the Fund may be higher or lower than the performance of the Other Accounts. The performance information shown below is based on a composite of all of the accounts of the Adviser and its predecessor with substantially similar investment objectives, policies and strategies as the Fund and has been adjusted to give effect to the estimated annualized expenses (without giving effect to any expense waivers or reimbursements) of the Fund during its first fiscal year. As noted below, the returns in the bar chart reflect adjustments for the fees and expenses of Institutional Shares. The Investor Class of the Fund has a higher expense ratio than the Institutional Class, and therefore if the returns of the Other Accounts were adjusted for the fees and expenses of the Investor Class, they would be lower than those shown in the bar chart. None of the Other Accounts has been registered under the 1940 Act and therefore they are not subject to certain investment restrictions imposed by the 1940 Act. If the Other Accounts had been registered under the 1940 Act, their performance and the composite performance might have been adversely affected. In addition, the Other Accounts were not subject to Subchapter M of the Internal Revenue Code. If the Other Accounts had been subject to Subchapter M, their performance might have been adversely affected.

YEARLY PERFORMANCE (%) -- OTHER ACCOUNTS
  (ADJUSTED FOR FEES AND EXPENSES OF INSTITUTIONAL SHARES)

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

YEARLY PERFORMANCE

      ANNUAL RETURN (%)
1997             31.96%
1998              0.27%
1999             20.37%

CALENDAR YEAR END

    During all periods shown in the bar graph, the Other Accounts' highest quarterly return was 18.91%, for the quarter ended 12/31/99, and their lowest quarterly return was -19.09%, for the quarter ended 9/30/98.

PERFORMANCE TABLE

    This table shows how the Other Accounts' performance compares with the returns of a broad based securities market index.

      AVERAGE ANNUAL TOTAL RETURNS (FOR PERIODS ENDING DECEMBER 31, 1999)

                                                                                  SINCE
                                                              PAST ONE          INCEPTION
                                                                YEAR            (2/1/96)
                                                              --------       ---------------
Other Accounts (adjusted for the fees and expenses of
  Institutional Shares).....................................    20.37%                 18.51%
Other Accounts (adjusted for the fees and expenses of
  Investor Shares)..........................................    19.91%                 18.05%
Russell 2500 Index*.........................................    24.15%                 16.71%

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* The Russell 2500 Index consists of the smallest 2500 securities in the Russell 3000 Index. (The Russell 3000 Index represents approximately 98% of the investable U.S. equity market.) The Russell 2500 Index represents approximately 16% of the Russell 3000 Index total market capitalization.

    For the period January 1, 2000 through September 30, 2000, the aggregate (non-annualized) total returns of the Other Accounts were 13.13% (based on fees and expenses of Institutional Shares) and 12.80% (based on fees and expenses of Investor Shares). The Russell 2500 Index return for that period was 8.23%.

    There has been one modification to the Adviser's mid/small capitalization strategy since its inception in 1996. In October 1998, the Adviser's predecessor combined the Earnings Change Model and the Investor Sentiment Model into the Near-Term Prospects Model. See "The Adviser's General Investment Philosophy -- Stock Selection." Despite this enhancement to the Adviser's mid/small capitalization strategy, the Fund has investment objectives and strategies substantially similar to those of the Other Accounts.

           AVERAGE ANNUAL RETURNS (FOR PERIODS ENDING MARCH 31, 2000)

                                                                                SINCE
                                                              PAST ONE        INCEPTION
                                                                YEAR          (2/1/96)
                                                              --------       -----------
Other Accounts (adjusted for the fees and expenses of
  Institutional Shares).....................................    42.45%          20.14%
Other Accounts (adjusted for the fees and expenses of
  Investor Shares)..........................................    41.91%          19.68%
Russell 2500 Index*.........................................    43.48%          18.34%

------------------------

* The Russell 2500 Index consists of the smallest 2500 securities in the Russell 3000 Index. (The Russell 3000 Index represents approximately 98% of the investable U.S. equity market.) The Russell 2500 Index represents approximately 16% of the Russell 3000 Index total market capitalization.

                  THE ADVISER'S GENERAL INVESTMENT PHILOSOPHY

    The Adviser attempts to add value relative to a benchmark through a quantitative stock selection process, and seeks to diversify investment risk across the Fund's holdings. In seeking to outperform the Fund's designated benchmark, the Adviser also attempts to control risk in the Fund's portfolio relative to the securities constituting that benchmark. Since the Fund is substantially invested in equities at all times, the Adviser does not earn the extraordinary return, or "alpha," by timing the market. The Adviser seeks to avoid constructing a portfolio that differs significantly from the benchmark with respect to characteristics such as market capitalization, historic volatility or "beta," and industry weightings. The Fund seeks to have exposure to these factors similar to that of the designated benchmark.

INVESTMENT PHILOSOPHY

    The Adviser's investment strategy is based on the belief that stock prices imperfectly reflect the present value of the expected future earnings of companies, their "fundamental value." The Adviser believes that market prices will converge toward fundamental value over time, and that therefore, if the Adviser can accurately determine fundamental value, and can apply a disciplined investment process to select those stocks that are currently undervalued (i.e., their current price is cheaper than their fundamental value), the Adviser will outperform the Fund's benchmark over time.

    The premise of the Adviser's investment philosophy is that there is a link between the price of a stock and the underlying financial and operational characteristics of the company. In other words, the price reflects the market's assessment of how well the company is positioned to generate future earnings and/or future cash flow. The Adviser identifies and purchases those stocks that are undervalued (i.e., they are currently cheaper than similar stocks with the same characteristics) and sells those stocks that have become overvalued (i.e., they are currently more expensive than similar stocks with the same characteristics). The Adviser believes that the market will recognize the "better value" and that the mispricings will be corrected as the stocks in the Fund's portfolios are purchased or sold by other investors.

    In determining whether or not a stock is attractive, the Adviser estimates the company's current fundamental value, changes in the company's future earnings and investor sentiment toward the stock. The Adviser identifies and causes the Fund to purchase undervalued stocks and to hold them in the Fund's portfolio until the market recognizes and corrects for the mispricings. Conversely, the Adviser identifies and causes a Fund to sell overvalued stocks.

DECISION PROCESS

    The Adviser's decision process is a continuum. Its research function develops models that analyze the more than 14,000 securities in the global universe. These models include analyses of both fundamental data and historical price performance. The portfolio management function optimizes each portfolio's composition, executes trades, and monitors performance and trading costs.

    The essence of the Adviser's approach is attention to important aspects of the investment process. Factors crucial to successful stock selection include:
(1) accurate and timely data on a large universe of companies; (2) subtle quantitative descriptors of value and predictors of changes in value; and
(3) insightful definitions of similar businesses. The Adviser assimilates, checks and structures the input data on which its models rely. The Adviser believes that with correct data, the recommendations made by the system will be sound.

STOCK SELECTION

    Fundamental valuation of stocks is key to the Adviser's investment process, and the heart of the valuation process lies in the Adviser's proprietary Appraisal Model. Analysis of companies in the United States and Canada is conducted in a single unified model. The Appraisal Model discriminates where the two markets are substantially different, while simultaneously comparing companies in the two markets according to their degrees of similarity. European companies and Asian companies (other than Japanese companies) are analyzed in a nearly global model, which includes the United States and Canada as a further basis for comparative valuation, but which excludes Japan. Japanese companies are analyzed in an independent national model. The Appraisal Model incorporates the various accounting standards that apply in different markets and makes adjustments to ensure meaningful comparisons.

    An important feature of the Appraisal Model is the classification of companies into one or more of 170 groups of "similar" businesses. Each company is broken down into its individual business segments. Each segment is compared with similar segments of other companies doing business in the same geographical market and, in most cases, in different markets. The Adviser appraises the company's assets, operating earnings and sales within each business segment, using the market's valuation of the relevant category of business as a guide where possible. The Adviser then puts the segment appraisals together to create balance sheet, income statement, and sales valuation models for each total company, while adjusting the segment appraisals to reflect variables which apply only to the total company, such as taxes, capital structure, and pension funding.

    The Adviser's proprietary Near-Term Prospects Model attempts to predict the earnings change for companies over a one-year period. This Model examines, among other things, measures of company profitability, measures of operational efficiency, analysts' earnings estimates and measures of investor sentiment, including broker recommendations, earnings surprise and prior market performance. In different markets around the world, the Adviser has different levels of investor sentiment data available and observes differing levels of market response to the model's various predictors.

    The Adviser combines the results of the Near-Term Prospects Model with the results of the Appraisal Model to determine the attractiveness of a stock for purchase or sale.

OPTIMIZATION

    The Adviser's portfolio optimization system attempts to construct a Fund portfolio that will outperform the benchmark. The optimizer simultaneously considers both the recommendations of the Adviser's stock selection models and the risks in determining portfolio transactions. No transaction will be executed unless the opportunity offered by a purchase or sale candidate sufficiently exceeds the potential of an existing holding to justify the transaction costs.

TRADING

    The Adviser's trading system aggregates the recommended transactions for the Fund and determines the feasibility of each recommendation in light of the stock's liquidity, the expected transaction costs, and general market conditions. It relays target price information to a trader for each stock considered for purchase or sale. Trades are executed through any one of four trading strategies: traditional brokerage, networks, accommodation, and package or "basket" trades.

    In the United States, the network arrangements the Adviser has developed with Instinet Matching System (IMS) and Portfolio System for Institutional Trading (POSIT) facilitate large volume trading with little or no price disturbance and low commission rates.

    Accommodative trading (also referred to herein as the Adviser's "match system") allows institutional buyers and sellers of stock to electronically present the Adviser with their "interest" lists each morning. Any matches between the inventory that the brokers have presented and the Adviser's own recommended trades are signaled to the Adviser's traders. Because the broker is doing agency business and has a client on the other side of the trade, the Adviser expects the other side to be accommodative in setting the price. The Adviser's objective in using this match system is to execute most trades on the Adviser's side of the bid/ask spread so as to minimize market impact.

    Package trades further allow the Adviser to trade large lists of orders simultaneously using state of the art tools such as the Instinet Real-Time System, Instinet Order Matching System and Lattice Trading System. Those tools provide order entry, negotiation and execution capabilities either directly to other institutions or electronically to the floor of the exchange. The advantages of using such systems include speed of execution, low commissions, anonymity and very low market impact.

    The Adviser continuously monitors trading costs to determine the impact of commissions and price disturbances on the Fund's portfolio.

                            MANAGEMENT OF THE TRUST

    The Trust's Trustees oversee the general conduct of the Fund's business.

INVESTMENT ADVISER

    AXA Rosenberg Investment Management LLC (the "Adviser") is the Trust's investment adviser. The Adviser's address is Four Orinda Way, Building E, Orinda, CA 94563. The Adviser is responsible for making investment decisions for the Fund and managing the Fund's other affairs and business, subject to the supervision of the Board of Trustees. The Adviser provides investment advisory services to a number of institutional investors as well as the other portfolios of the Trust and the portfolio of Barr Rosenberg Variable Insurance Trust. The Fund will pay the Adviser a management fee for these services, on a monthly basis, totaling 0.90% of its average daily net assets each year. The Adviser has entered into a contractual undertaking to reduce its management fee and bear certain expenses until March 31, 2001 to limit the Fund's total annual operating expenses. Any amounts waived or reimbursed in a particular fiscal year will be subject to repayment by the Fund to the Adviser to the extent that from time to time through the next two fiscal years the repayment will not cause the Fund's expenses to exceed the stated limit during the respective year.

PORTFOLIO MANAGERS

    Management of the Fund's portfolio is overseen by the Adviser's executive officers who are responsible for design and maintenance of the Adviser's portfolio system, and by a portfolio manager who is responsible for research and monitoring the Fund's characteristic performance against its benchmark and for monitoring cash balances.

    Dr. Barr Rosenberg, Dr. Kenneth Reid and Robert Bell, the portfolio manager, are responsible for the day-to-day management of the Fund's portfolio.
Dr. Rosenberg and Dr. Reid both have been employed by the Adviser or its predecessor since 1985. Mr. Bell has been a portfolio manager for the Adviser or its predecessor since 1999. From 1995 to 1998, he was a senior research associate for the Adviser's predecessor. He received a B.S. (1982) and M.S.
(1983) from the University of Waterloo, Ontario, Canada and an M.B.A. from the University of California, Berkeley in 1995.

EXECUTIVE OFFICERS

    The biography of each of the executive officers of the Adviser is set forth below. Kenneth Reid is also a Trustee of the Trust.

    BARR ROSENBERG. Dr. Rosenberg is the Director of Research of the Adviser, Chairman of AXA Rosenberg Group LLC, the parent of the Adviser, and Managing Director of Barr Rosenberg Research Center LLC. As such, he has ultimate responsibility for the Adviser's securities valuation and portfolio optimization systems used to manage the Fund and for the implementation of the decisions developed therein. His area of special concentration is the design of the Adviser's proprietary securities valuation model.

    Dr. Rosenberg earned a B.A. degree from the University of California, Berkeley, in 1963. He earned an M.Sc. from the London School of Economics in 1965, and a Ph.D. from Harvard University, Cambridge, Massachusetts, in 1968. From 1968 until 1983, Dr. Rosenberg was a Professor of Finance, Econometrics, and Economics at the School of Business Administration at the University of California, Berkeley. Concurrently, from 1968 until 1974, Dr. Rosenberg worked as a consultant in applied decision theory in finance, banking and medicine. In 1975, he founded Barr Rosenberg Associates, a financial consulting firm (now known as BARRA) where he was a managing partner, and later chief scientist, until his departure in 1986. Dr. Rosenberg, the founder of the Berkeley Program in Finance, has experience in the modeling of complex processes with substantial elements of risk. From 1985 to 1998, he was the founder and Managing General Partner of Rosenberg Institutional Equity Management, the predecessor company to the Adviser.

    KENNETH REID. Dr. Reid is the Chief Executive Officer of the Adviser. His work is focused on the design and estimation of the Adviser's valuation models and he has primary responsibility for analyzing the empirical evidence that validates and supports the day-to-day recommendations of the Adviser's securities valuation models. Patterns of short-term price behavior discussed by Dr. Reid as part of his Ph.D. dissertation have been refined and incorporated into the Adviser's proprietary valuation and trading systems.

    Dr. Reid earned both a B.A. degree (1973) and an M.D.S. (1975) from Georgia State University, Atlanta. In 1982, he earned a Ph.D. from the University of California, Berkeley, where he was awarded the American Bankers Association Fellowship. From 1981 until June 1986, Dr. Reid worked as a consultant at BARRA in Berkeley, California. His responsibilities included estimating multiple-factor risk models, designing and evaluating active management strategies, and serving as an internal consultant on econometric matters in finance. From 1986 to 1998, Dr. Reid was a general partner of Rosenberg Institutional Equity Management, the predecessor company to the Adviser.

    WILLIAM RICKS. Dr. Ricks is the Chief Investment Officer of the Adviser. His primary responsibilities are the various aspects of the investment process: trading, operations, portfolio engineering, and portfolio construction. He is responsible for the implementation of the investment strategies that are designed by the Barr Rosenberg Research Center.

    Dr. Ricks earned a B.S. from the University of New Orleans, Louisiana and a Ph.D. from the University of California, Berkeley in 1980. He worked as a senior accountant for Ernst & Ernst in New Orleans from 1974 to 1976. He was a financial and managerial accounting instructor at the University of California, Berkeley from 1978 to 1979, after which he was an associate professor of finance and accounting at Duke University until 1989. From 1989 to 1998, he was a research associate, a portfolio engineer and the Director of Accounting Research at Rosenberg Institutional Equity Management, the predecessor company to the Adviser.

INDEPENDENT TRUSTEES

    William F. Sharpe, Nils H. Hakansson and Dwight M. Jaffee are the Trustees of the Trust who are not "interested persons" (as defined in the 1940 Act) of the Trust or the Adviser.

    Dr. Sharpe is the STANCO 25 Professor of Finance Emeritus at Stanford University's Graduate School of Business. He is best known as one of the developers of the Capital Asset Pricing Model, including the beta and alpha concepts used in risk analysis and performance measurement. He developed the widely-used binomial method for the valuation of options and other contingent claims. He also developed the computer algorithm used in many asset allocation procedures. Dr. Sharpe has published articles in a number of professional journals. He has also written six books, including PORTFOLIO THEORY AND CAPITAL MARKETS, (McGraw-Hill, 1970), ASSET ALLOCATION TOOLS, (Scientific Press, 1987), FUNDAMENTALS OF INVESTMENTS (with Gordon J. Alexander and Jeffery Bailey, Prentice-Hall, 2000) and INVESTMENTS (with Gordon J. Alexander and Jeffery Bailey, Prentice-Hall, 1999). Dr. Sharpe is a past President of the American Finance Association. He is currently Chairman of Financial Engines Incorporated, an on-line investment advice company. He has also served as consultant to a number of corporations and investment organizations. He is a director of Stanford Management Company. He received the Nobel Prize in Economic Sciences in 1990.

    Professor Hakansson is the Sylvan C. Coleman Professor of Finance and Accounting at the Haas School of Business, University of California, Berkeley. He is a former member of the faculty at UCLA as well as at Yale University. At Berkeley, he served as Director of the Berkeley Program in Finance (1988-1991) and as Director of the Professional Accounting Program (1985-1988). Professor Hakansson is a Certified Public Accountant and spent three years with Arthur Young & Company prior to receiving his Ph.D. from UCLA in 1966. He has twice been a Visiting Scholar at Bell Laboratories in New Jersey and was, in 1975, the Hoover Fellow at the University of New South Wales in Sydney and, in 1982, the Chevron Fellow at Simon Fraser University in British Columbia. In 1984, Professor Hakansson was a Special Visiting Professor at the Stockholm School of Economics, where he was also awarded an honorary doctorate in economics. He is a past president of the Western Finance Association (1983-1984). Professor Hakansson has published a number of articles in academic journals and in professional volumes. Many of his papers address various aspects of asset allocation procedures as well as topics in securities innovation, information economics and financial reporting. He has served on the editorial boards of several professional journals and been a consultant to the RAND Corporation and a number of investment organizations. Professor Hakansson is a member of the board of two foundations and a past board member of SuperShare Services Corporation and of Theatrix Interactive, Inc. He is also a Fellow of the Accounting Researchers International Association and a member of the Financial Economists Roundtable.

    Professor Jaffee is the Willis H. Booth Professor of Banking and Finance at the Haas School of Business, University of California, Berkeley. He was previously a Professor of Economics at Princeton University for many years, where he served as the Vice Chairman of the faculty. At Berkeley, he serves on a continuing basis as the Co-chairman of the Fisher Center for Real Estate and Urban Economics and as the Director of the UC Berkeley-St. Petersburg University (Russia) School of Management Program. He has been a Visiting Professor at many universities around the world, most recently at the University of Aix/ Marseille in France and at the European University in Florence, Italy. Professor Jaffee has authored five books and numerous articles in academic and professional journals. His research has focused on three key financial markets: business lending, real estate finance, and catastrophe insurance. His current research is focused on methods for securitizing real estate finance and catastrophe insurance risks, and on the impact of international trade on the U.S. computer industry. He has served on the editorial boards of numerous academic journals, and has been a consultant to a number of U.S. government agencies and to the World Bank. In the past, Professor Jaffee has been a member of the Board of Directors of various financial institutions, including the Federal Home Loan Bank of New York. He is currently a Visiting Scholar at the Federal Reserve Bank of San Francisco.

DISTRIBUTOR

    Investor Shares and Institutional Shares of the Fund are sold on a continuous basis by the Trust's distributor, Barr Rosenberg Funds
Distributor, Inc. (the "Distributor"), a wholly-owned subsidiary of The BISYS Group, Inc. The Distributor's principal offices are located at 3435 Stelzer Road, Columbus, Ohio 43219.

    Solely for the purpose of compensating the Distributor for services and expenses primarily intended to result in the sale of Investor Shares and/or in connection with the provision of direct client service, personal services, maintenance of shareholder accounts and reporting services to holders of Investor Shares of the Trust, shares of such class are subject to an annual distribution and shareholder service fee of up to 0.25% of the average daily net assets attributable to Investor Shares (the "Distribution and Shareholder Service Fee") in accordance with a Distribution and Shareholder Service Plan (the "Distribution and Shareholder Service Plan") adopted by the Trust pursuant to Rule 12b-1 under the 1940 Act. Although the Distributor sells Institutional Shares of the Fund, the Fund pays no fees to the Distributor for such shares.

    Expenses and services for which the Distributor may be reimbursed include, without limitation, compensation to, and expenses (including overhead and telephone expenses) of, financial consultants or other employees of the Distributor or of participating or introducing brokers who engage in distribution of Investor Shares, printing of prospectuses and reports for other than existing Investor shareholders, advertising, preparing, printing and distributing sales literature and forwarding communications from the Trust to Investor shareholders. The Distribution and Shareholder Service Plan is of the type known as a

"compensation" plan. This means that, although the trustees of the Trust are expected to take into account the expenses of the Distributor in their periodic review of the Distribution and Shareholder Service Plan, the fees are payable to compensate the Distributor for services rendered even if the amount paid exceeds the Distributor's expenses. Because these fees are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than other types of sales charges.

                                MULTIPLE CLASSES

    As indicated previously, the Fund offers two classes of shares to investors, with eligibility for purchase depending on the amount invested in the Fund. The two classes of shares are Institutional Shares and Investor Shares. The following table sets forth basic investment and fee information for each class.

                                                                                          ANNUAL
                                                                                       DISTRIBUTION
                                                                                           AND
                                                          MINIMUM FUND   SUBSEQUENT    SHAREHOLDER
NAME OF CLASS                                             INVESTMENT*    INVESTMENT*   SERVICE FEE
-------------                                             ------------   -----------   ------------
Institutional...........................................   $1 million      $10,000          None
Investor................................................   $    2,500      $   500         0.25%

------------------------

* Certain exceptions apply. See "-- Institutional Shares" and "-- Investor Shares" below.

    The offering price of Fund shares is based on the net asset value per share next determined after an order is received. See "Purchasing Shares," "How the Trust Prices Shares of the Fund -- Determination of Net Asset Value" and "Redemption of Shares."

INSTITUTIONAL SHARES

    Institutional Shares may be purchased by institutions such as endowments and foundations, plan sponsors of 401(a), 401(k), 457 and 403(b) plans and individuals. In order to be eligible to purchase Institutional Shares, an institution, plan or individual must make an initial investment of at least $1 million in the Fund. In its sole discretion, the Adviser may waive this minimum investment requirement and the Adviser intends to do so for employees of the Adviser, for the spouse, parents, children, siblings, grandparents or grandchildren of such employees, for employees of the Administrator and for Trustees of the Trust who are not interested persons of the Trust or the Adviser and their spouses. Institutional Shares are sold without any initial or deferred sales charges and are not subject to any ongoing Distribution and Shareholder Service Fee.

INVESTOR SHARES

    Investor Shares may be purchased by institutions, certain individual retirement accounts and individuals. In order to be eligible to purchase Investor Shares, an investor must make an initial investment of at least $2,500 in the Fund. In its sole discretion, the Adviser may waive this minimum investment requirement. Investor Shares are subject to an annual Distribution and Shareholder Service Fee equal to 0.25% of the average daily net assets attributable to Investor Shares, and the Trustees have authorized the Fund to pay up to 0.15% of its average daily net assets attributable to Investor Shares for subtransfer and subaccounting services in connection with such shares. As described above, the Distribution and Shareholder Service Plan in connection with Investor Shares permits payments of up to 0.25% of the Fund's average daily net assets attributable to Investor Shares. See "Management of the Trust -- Distributor."

GENERAL

    Shares of the Fund may be sold to corporations or other institutions such as trusts, foundations or broker-dealers purchasing for the accounts of others (collectively, "Shareholder Organizations"). Investors purchasing and redeeming shares of the Fund through a Shareholder Organization may be charged a transaction-based fee or other fee for the services provided by the Shareholder Organization. Each such Shareholder Organization is responsible for transmitting to its customers a schedule of any such fees and information regarding any additional or different conditions with respect to purchases and redemptions of Fund shares. Customers of Shareholder Organizations should read this Prospectus in light of the terms governing accounts with their particular organization.

                               PURCHASING SHARES

    The offering price for shares of the Fund is the net asset value per share next determined after receipt of a purchase order. See "How the Trust Prices Shares of the Fund -- Determination of Net Asset Value." Investors may be charged an additional fee by their broker or agent if they effect transactions through such persons.

INITIAL CASH INVESTMENTS BY WIRE

    Subject to acceptance by the Trust, shares of the Fund may be purchased by wiring federal funds. Please first contact the Trust at 1-800-447-3332 for complete wiring instructions. Notification must be given to the Trust at 1-800-447-3332 prior to 4:00 p.m., New York time, of the wire date. Federal funds purchases will be accepted only on a day on which the Trust, the Distributor and the Custodian are all open for business. A completed Account Application must be overnighted to the Trust at Barr Rosenberg Series Trust c/o BISYS Fund Services, Inc., 3435 Stelzer Road, Columbus, Ohio 43219-8021. Please note the minimum initial investment requirements for each class as set forth above under "Multiple Classes."

INITIAL CASH INVESTMENTS BY MAIL

    Subject to acceptance by the Trust, an account may be opened by completing and signing an Account Application and mailing it to Barr Rosenberg
Series Trust, P.O. Box 182495, Columbus, Ohio 43218-2495.

    The Fund should be specified on the Account Application. In all cases, subject to acceptance by the Trust, payment for the purchase of shares received by mail will be credited to a shareholder's account at the net asset value per share of the Fund next determined after receipt, even though the check may not yet have been converted into federal funds. Please note the minimum initial investment requirements for each class as set forth above under "Multiple Classes."

ADDITIONAL CASH INVESTMENTS

    Additional cash investments may be made at any time by mailing a check to the Trust at the address noted under "-- Initial Cash Investments by Mail" (payable to Barr Rosenberg Series Trust) or by wiring monies as noted under "--Initial Cash Investments by Wire." Notification must be given at 1-800-447-3332 or to the appropriate broker-dealer prior to 4:00 p.m., New York time, of the wire date. Please note the minimum additional investment requirements for each class as set forth above under "Multiple Classes." In its sole discretion, the Adviser may waive the minimum additional investment requirements.

INVESTMENTS IN-KIND (INSTITUTIONAL SHARES)

    Institutional Shares may be purchased in exchange for common stocks on deposit at The Depository Trust Company ("DTC") or by a combination of such common stocks and cash. Purchase of Institutional Shares of the Fund in exchange for stocks is subject in each case to the determination by the Adviser that the stocks to be exchanged are acceptable. Securities accepted by the Adviser in exchange for Fund shares will be valued as set forth under "How the Trust Prices Shares of the Fund -- Determination of Net Asset Value" (generally the last quoted sale price) as of the time of the next determination of net asset value after such acceptance. All dividends, subscription or other rights which are reflected in the market price of accepted securities at the time of valuation become the property of the Fund and must be delivered to the Fund upon receipt by the investor from the issuer. Generally, the exchange of common stocks for Institutional Shares will be a taxable event for federal income tax purposes, which will trigger gain or loss to an investor subject to federal income taxation, measured by the difference between the value of the Institutional Shares received and the investor's basis in the securities tendered.

    The Adviser will not approve the acceptance of securities in exchange for Fund shares unless (i) the Adviser, in its sole discretion, believes the securities are appropriate investments for the Fund; (ii) the investor represents and agrees that all securities offered to the Fund are not subject to any restrictions upon their sale by the Fund under the Securities Act of 1933, or otherwise; and (iii) the securities may be acquired under the Fund's investment restrictions.

OTHER PURCHASE INFORMATION

    An eligible shareholder may also participate in the Barr Rosenberg Automatic Investment Program, an investment plan that automatically debits money from the shareholder's bank account and invests it in Investor Shares of the Fund through the use of electronic funds transfers. Investors may commence their participation in this program with a minimum initial investment of $2,500 and may elect to make subsequent investments by transfers of a minimum of $50 into their established Fund account. You may contact the Trust for more information about the Barr Rosenberg Automatic Investment Program.

    For purposes of calculating the purchase price of Fund shares, a purchase order is received by the Trust on the day that it is in "good order" unless it is rejected by the Distributor. For a cash purchase order of Fund shares to be in "good order" on a particular day, a check or money wire must be received on or before 4:00 p.m., New York time, of that day. If the consideration is received by the Trust after the deadline, the purchase price of Fund shares will be based upon the next determination of net asset value of Fund shares. No third party or foreign checks will be accepted. In the case of a purchase in-kind of Institutional Shares, such purchase order will be rejected if the investor's securities are not placed on deposit at DTC prior to 10:00 a.m., New York time.

    The Trust reserves the right, in its sole discretion, to suspend the offering of shares of the Fund or to reject purchase orders when, in the judgment of the Adviser, such suspension or rejection would be in the best interests of the Trust or the Fund. The Fund does not allow investments by market timers. You will be considered a market timer if you buy and sell your shares within 30 days or otherwise seem, in the judgment of the Adviser, to follow a timing pattern.

    Purchases of Fund shares may be made in full or in fractional shares calculated to three decimal places. In the interest of economy and convenience, certificates for shares will not be issued.

                                  IRA ACCOUNTS

    Investor Shares of the Fund may be used as funding mediums for IRAs. The minimum initial investment for an IRA is $2,000. A special application must be completed in order to create such an account. Contributions to IRAs are subject to prevailing amount limits set by the Internal Revenue Service. For more information about IRAs, call the Trust at 1-800-447-3332.

                              REDEMPTION OF SHARES

    Shares of the Fund may be redeemed by mail, or, if authorized by an investor in an Account Application, by telephone. The value of shares redeemed may be more or less than the original cost of those shares, depending on the market value of the investment securities held by the Fund at the time of the redemption.

BY MAIL

    The Trust will redeem its shares at the net asset value next determined after the request is received in "good order." See "How the Trust Prices Shares of the Fund -- Determination of Net Asset Value." Requests should be addressed to Barr Rosenberg Series Trust, P.O. Box 182495, Columbus, Ohio 43218-2495.

    Requests in "good order" must include the following documentation:

        (a) a letter of instruction specifying the number of shares or dollar amount to be redeemed, signed by all registered owners of the shares in the exact names in which they are registered;

        (b) any required signature guarantees; and

        (c) other supporting legal documents, if required, in the case of estates, trusts, guardianships, custodianships, corporations, pension and profit sharing plans and other organizations.

SIGNATURE GUARANTEES

    To protect shareholder accounts, the Trust and the Transfer Agent from fraud, signature guarantees may be required to enable the Trust to verify the identity of the person who has authorized a redemption from an account. Signature guarantees are required for (1) redemptions where the proceeds are to be sent to someone other than the registered shareholder(s) at the registered address, and (2) share transfer requests. Signature guarantees may be obtained from certain eligible financial institutions, including but not limited to, the following: banks, trust companies, credit unions, securities brokers and dealers, savings and loan associations and participants in the Securities and Transfer Association Medallion Program (STAMP), the Stock Exchange Medallion Program (SEMP) or the New York Stock Exchange Medallion Signature Program (MSP). Shareholders may contact the Trust at 1-800-447-3332 for further details.

BY TELEPHONE

    Provided the Telephone Redemption Option has been authorized by an investor in an Account Application, a redemption of shares may be requested by calling the Trust at 1-800-447-3332 and requesting that the redemption proceeds be mailed to the primary registration address or wired per the authorized instructions. If the Telephone Redemption Option or the Telephone Exchange Option (as described below) is authorized, the Transfer Agent may act on telephone instructions from any person representing himself or herself to be a shareholder and believed by the Transfer Agent to be genuine. The Transfer Agent's records of such instructions are binding and the shareholder, and not the Trust or the Transfer Agent, bears the risk of loss in the event of unauthorized instructions reasonably believed by the Transfer Agent to be genuine. The Transfer Agent will employ reasonable procedures to confirm that instructions communicated are genuine and, if it does not, it may be liable for any losses due to unauthorized or fraudulent instructions. The procedures employed in connection with transactions initiated by telephone include tape recording of telephone instructions and requiring some form of personal identification prior to acting upon instructions received by telephone. Telephone Redemption will be suspended for a period of 10 business days following a telephonic address change.

SYSTEMATIC WITHDRAWAL PLAN

    An owner of $12,000 or more of shares of the Fund may elect to have periodic redemptions made from the investor's account to be paid on a monthly, quarterly, semiannual or annual basis. The maximum payment per year is 12% of the account value at the time of the election. The Trust will normally redeem a sufficient number of shares to make the scheduled redemption payments on a date selected by the shareholder. Depending on the size of the payment requested and fluctuation in the net asset value, if any, of the shares redeemed, redemptions for the purpose of making such payments may reduce or even exhaust the account. A shareholder may request that these payments be sent to a predesignated bank or other designated party. Capital gains and dividend distributions paid to the account will automatically be reinvested at net asset value on the distribution payment date.

FURTHER REDEMPTION INFORMATION

    The Trust will not make payment on redemptions of shares purchased by check until payment of the purchase price has been collected, which may take up to fifteen days after purchase. Shareholders can avoid this delay by utilizing the wire purchase option.

    If the Adviser determines, in its sole discretion, that it would not be in the best interests of the remaining shareholders of the Fund to make a redemption payment to an Institutional shareholder wholly or partly in cash, the Fund may pay the redemption price of Institutional Shares in whole or in part by a distribution in kind of readily marketable securities held by the Fund in lieu of cash. Securities used to redeem Fund shares in kind will be valued in accordance with the Fund's procedures for valuation described under "How the Trust Prices Shares of the Fund -- Determination of Net Asset Value." Securities distributed by the Fund in kind will be selected by the Adviser in light of the Fund's objective and will not generally represent a pro rata distribution of each security held in the Fund's portfolio. Investors may incur brokerage charges on the sale of any such securities so received in payment of redemptions.

    The Trust may suspend the right of redemption and may postpone payment for more than seven days when the New York Stock Exchange is closed for other than weekends or holidays, or if permitted by the rules of the Securities and Exchange Commission, during periods when trading on the Exchange is restricted or during an emergency which makes it impracticable for the Fund to dispose of its securities or to fairly determine the value of its net assets, or during any other period permitted by the Securities and Exchange Commission for the protection of investors.

                               EXCHANGING SHARES

    The Trust offers two convenient ways to exchange shares of one fund of the Trust for those of another. Shares of a particular class of a fund may be exchanged only for shares of the same class in another fund. Before engaging in an exchange transaction, a shareholder should read carefully the information in the prospectus that relates to the fund into which the exchange will occur. A shareholder may not exchange shares of a class of one fund for shares of the same class of another fund that is not qualified for sale in the state of the shareholder's residence. Although the Trust has no current intention of terminating or modifying the exchange privilege, it reserves the right to do so at any time.

    An exchange is taxable as a sale of a security on which a gain or loss may be recognized. Shareholders should receive written confirmation of the exchange within a few days of the completion of the transaction.

    A new account opened by exchange must be established with the same name(s), address and social security number as the existing account. All exchanges will be made based on the respective net asset values next determined following receipt of the request by the Trust containing the information indicated below.

EXCHANGE BY MAIL

    To exchange Fund shares by mail, shareholders should simply send a letter of instruction to the Trust. The letter of instruction must include: (a) the investor's account number; (b) the class of shares to be exchanged; (c) the fund from and the fund into which the exchange is to be made; (d) the dollar or share amount to be exchanged; and (e) the signatures of all registered owners or authorized parties.

EXCHANGE BY TELEPHONE

    To exchange Fund shares by telephone or to ask questions about the exchange privilege, shareholders may call the Trust at 1-800-447-3332. If you wish to exchange shares, please be prepared to give the telephone representative the following information: (a) the account number, social security number and account registration; (b) the class of shares to be exchanged; (c) the name of the fund from which and the fund into which the exchange is to be made; and
(d) the dollar or share amount to be exchanged. Telephone exchanges are available only if the shareholder so indicates by checking the "yes" box on the Account Application. The Trust employs procedures, including recording telephone calls, testing a caller's identity, and written confirmation of telephone transactions, designed to give reasonable assurance that instructions communicated by telephone are genuine, and to discourage fraud. To the extent that the Fund does not follow such procedures, it may be liable for losses due to unauthorized or fraudulent telephone instructions. The Fund will not be liable for acting upon instructions communicated by telephone that it reasonably believes to be genuine. The Trust reserves the right to suspend or terminate the privilege of exchanging by mail or by telephone at any time. The telephone exchange privilege will be suspended for a period of 10 business days following a telephonic address change.

                    HOW THE TRUST PRICES SHARES OF THE FUND

    The price of the Fund's shares is based on its net asset value as next determined after receipt of a purchase order in good order.

    For purposes of calculating the purchase price of Fund shares, if it does not reject a purchase order, the Trust considers an order received on the day that it receives a check or money order on or before 4:00 p.m., New York time. If the Trust receives the payment after the deadline, it will base the purchase price of Fund shares on the next determination of net asset value of Fund shares.

    The Trust reserves the right, in its sole discretion, to suspend the offering of shares of the Fund or to reject purchase orders when the Adviser believes that suspension or rejection would be in the best interests of the Trust.

    Purchases of Fund shares may be made in full or fractional shares calculated to three decimal places. In the interest of economy and convenience, the Trust will not issue certificates for shares.

DETERMINATION OF NET ASSET VALUE

    The net asset value of each class of shares of the Fund will be determined once on each day on which the New York Stock Exchange is open as of 4:00 p.m., New York time. Shares will not be priced on the days on which the New York Stock Exchange is closed for trading. The net asset value per share of each class of the Fund is determined by dividing the particular class's proportionate interest in the total market value of the Fund's portfolio investments and other assets, less any applicable liabilities, by the total outstanding shares of that class of the Fund. Specifically, the Fund's liabilities are allocated among its classes. The total of such liabilities allocated to a particular class, plus that class's distribution and shareholder service expenses, if any, and any other expenses specially allocated to that class, are then deducted from the class's proportionate interest in the Fund's assets. The resulting amount for each class is divided by the number of shares of that class outstanding to produce the "net asset value" per share.

    Portfolio securities listed on a securities exchange for which market quotations are available are valued at the last quoted sale price on each business day, or, if there is no such reported sale, at the most recent quoted bid price. Price information on listed securities is generally taken from the closing price on the exchange where the security is primarily traded. Unlisted securities for which market quotations are readily available are valued at the most recent quoted bid price, except that debt obligations with sixty days or less remaining until maturity may be valued at their amortized cost. Exchange-traded options, futures and options on futures are valued at the settlement price as determined by the appropriate clearing corporation. Other assets and securities for which no quotations are readily available are valued at fair value as determined in good faith by the Trustees of the Trust or by persons acting at their direction.

                                 DISTRIBUTIONS

    The Fund intends to pay out as dividends substantially all of its net investment income (which comes from dividends and any interest it receives from its investments and net short-term capital gains). The Fund also intends to distribute substantially all of its net long-term capital gains, if any, after giving effect to any available capital loss carryover. The Fund's policy is to declare and pay distributions of its dividends and interest annually although it may do so more frequently as determined by the Trustees of the Trust. The Fund's policy is to distribute net short-term capital gains and net long-term gains annually, although it may do so more frequently as determined by the Trustees of the Trust to the extent permitted by applicable regulations.

    All dividends and/or distributions will be paid out in the form of additional shares of the Fund at net asset value unless the shareholder elects to receive cash. Shareholders may make this election by marking the appropriate box on the Account Application or by writing to the Administrator.

    If you elect to receive distributions in cash and checks (i) are returned and marked as "undeliverable" or (ii) remain uncashed for six months, your cash election will be changed automatically and your future dividend and capital gains distributions will be reinvested in the Fund at the per share net asset value determined as of the date of payment of the distribution. In addition, any undeliverable checks or checks that remain uncashed for six months will be canceled and will be reinvested in the Fund at the per share net asset value determined as of the date of cancellation.

                                     TAXES

    The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. So long as the Fund distributes, as dividends, substantially all of the sum of its taxable net investment income and the excess, if any, of net short-term capital gains over net long-term capital losses for such year and otherwise qualifies for the special rules governing the taxation of regulated investment companies, the Fund itself will not pay federal income tax on the amount distributed. Such dividends will be taxable to shareholders subject to income tax as ordinary income. Distributions of long-term capital gains (generally taxed at 20%) will be taxable to shareholders as such, regardless of how long a shareholder has held the shares. Distributions will be taxed as described above whether received in cash or in shares through the reinvestment of distributions. A distribution paid to shareholders by the Fund in January of a year is generally deemed to have been received by shareholders on December 31 of the preceding year, if the distribution was declared and payable to shareholders of record on a date in October, November or December of that preceding year. The Fund will provide federal tax information annually, including information about dividends and distributions paid during the preceding year.

    The foregoing is a general summary of the federal income tax consequences of investing in the Fund to shareholders who are U.S. citizens or U.S. corporations. Shareholders should consult their own tax advisers about the tax consequences of an investment in the Fund in light of each shareholder's particular tax situation. Shareholders should also consult their own tax advisers about consequences under foreign, state, local or other applicable tax laws.

                               OTHER INFORMATION

    The Fund's investment performance may from time to time be included in advertisements about the Fund. Total return for the Fund is measured by comparing the value of an investment in the Fund at the beginning of the relevant period to the redemption value of the investment in the Fund at the end of such period (assuming immediate reinvestment of any dividends or capital gains distributions). All data are based on the Fund's past investment results and do not predict future performance. Investment performance, which will vary, is based on many factors, including market conditions, the composition of the Fund's portfolio and operating expenses. Investment performance also often reflects the risks associated with the Fund's investment objective and policies. These factors should be considered when comparing the Fund's investment results with those of other mutual funds and other investment vehicles. Quotations of investment performance for any period when an expense limitation was in effect will be greater than if the limitation had not been in effect.

For more information about the Fund:
Statement of Additional Information (SAI):

The SAI provides more detailed information about the Fund. It is incorporated by reference into this prospectus and is legally considered a part of this prospectus.

You may obtain a text-only copy, for a fee, by writing to the Public Reference Section of the Commission, Washington D.C. 20549-0102, or by electronic request via e-mail at the following address: publicinfo@sec.gov., or for free from the Edgar database on the Commission's website at http://www.sec.gov. You may review and copy the SAI at the Commission's public reference room. You may obtain information concerning the hours and operation of the Commission's public reference room by calling 1-202-942-8090. You can get a free copy of the SAI, request other information about the Fund or make shareholder inquiries by contacting the Fund at:

      ----------------------------------------------------------------
      Barr Rosenberg Series Trust
      3435 Stelzer Road
      Columbus, Ohio 43219-8021
      1.800.555.5737 (Institutional Shares)
      1.800.447.3332 (Investor Shares)
      ----------------------------------------------------------------


Adviser
AXA Rosenberg Investment Management LLC
Four Orinda Way, Building E
Orinda, California 94563

Administrator, Transfer Agent and Dividend Paying Agent
BISYS Fund Services Ohio, Inc.
3435 Stelzer Road
Columbus, Ohio 43219

Custodian of Assets
State Street Bank and Trust Company
Mutual Funds Division
Boston, MA 02102

Independent Accountants
PricewaterhouseCoopers LLP
333 Market Street
San Francisco, California 94104

Legal Counsel
Ropes & Gray
One International Place
Boston, MA 02110

Investment Company Act File No. 811-05547

                                                               BRG-0056

                      -----------------------------------
                          BARR ROSENBERG SERIES TRUST
                      -----------------------------------

                       AXA ROSENBERG U.S. DISCOVERY FUND

                      STATEMENT OF ADDITIONAL INFORMATION

                                December 4, 2000

    This Statement of Additional Information is not a prospectus. This Statement of Additional Information relates to the prospectus dated December 4, 2000 of the AXA Rosenberg U.S. Discovery Fund of Barr Rosenberg Series Trust (the "Prospectus") and should be read in conjunction therewith. A copy of the Prospectus may be obtained from Barr Rosenberg Series Trust, 3435 Stelzer Road, Columbus, Ohio 43219.

                               TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----

INVESTMENT OBJECTIVES AND POLICIES........................................    3

MISCELLANEOUS INVESTMENT PRACTICES........................................    3

INVESTMENT RESTRICTIONS...................................................    4

INCOME DIVIDENDS, DISTRIBUTIONS AND TAX STATUS............................    5

MANAGEMENT OF THE TRUST...................................................    8

INVESTMENT ADVISORY AND OTHER SERVICES....................................   10

PORTFOLIO TRANSACTIONS....................................................   13

TOTAL RETURN CALCULATIONS.................................................   14

DESCRIPTION OF THE TRUST AND OWNERSHIP OF SHARES..........................   15

DETERMINATION OF NET ASSET VALUE..........................................   17

PURCHASE AND REDEMPTION OF SHARES.........................................   17

                       INVESTMENT OBJECTIVES AND POLICIES

    The investment objective and policies of the AXA Rosenberg U.S. Discovery Fund (the "Fund") of Barr Rosenberg Series Trust (the "Trust") are summarized in the Prospectus under the heading "Risk/ Return Summary" and described in more detail in the Prospectus under the headings "Investment Objective and Principal Investment Strategies" and "Principal Risks."

    The following is an additional description of certain investments of the Fund.

    INDEX FUTURES. An index futures contract (an "Index Future") is a contract to buy or sell an integral number of units of an Index at a specified future date at a price agreed upon when the contract is made. A unit is the value of the relevant Index from time to time. Entering into a contract to buy units is commonly referred to as buying or purchasing a contract or holding a long position in an Index.

    Index Futures contracts can be traded through all major commodity brokers. Currently, contracts are expected to expire on the tenth day of March, June, September and December. The Fund will ordinarily be able to close open positions on the United States futures exchange on which Index Futures are then traded at any time up to and including the expiration day.

    Upon entering into a futures contract, the Fund will be required to deposit initial margin with its custodian in a segregated account in the name of the futures broker. Variation margin will be paid to and received from the broker on a daily basis as the contracts are marked to market. For example, when the Fund has purchased an Index Future and the price of the relevant Index has risen, that position will have increased in value and the Fund will receive from the broker a variation margin payment equal to that increase in value. Conversely, when the Fund has purchased an Index Future and the price of the relevant Index has declined, the position would be less valuable and the Fund would be required to make a variation margin payment to the broker.

    The price of Index Futures may not correlate perfectly with movement in the underlying Index due to certain market distortions. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the Index and futures markets. Second, the deposit requirements in the futures market are less onerous than margin requirements in the securities market, and as a result the futures market may attract more speculators than does the securities market. Increased participation by speculators in the futures market may also cause temporary price distortions.

                       MISCELLANEOUS INVESTMENT PRACTICES

    PORTFOLIO TURNOVER. A change in securities held by the Fund is known as "portfolio turnover" and almost always involves the payment by the Fund of brokerage commissions or dealer markup and other transaction costs on the sale of securities as well as on the reinvestment of the proceeds in other securities. Portfolio turnover is not a limiting factor with respect to investment decisions. As disclosed in the Prospectus, high portfolio turnover involves correspondingly greater brokerage commissions and other transaction costs, which would be borne directly by the Fund, and could involve realization of capital gains that would be taxable when distributed to shareholders of the Fund. To the extent that portfolio turnover results in the realization of net short-term capital gains, such gains are ordinarily taxed to shareholders at ordinary income tax rates.

    NOTICE ON SHAREHOLDER APPROVAL. Unless otherwise indicated in the Prospectus or this Statement of Additional Information, the investment objective and policies of the Fund may be changed without shareholder approval.

                            INVESTMENT RESTRICTIONS

    Without a vote of the majority of the outstanding voting securities of a Fund, the Trust will not take any of the following actions with respect to such
Fund:

(1) Borrow money in excess of 10% of the value (taken at the lower of cost or current value) of the Fund's total assets (not including the amount borrowed) at the time the borrowing is made, and then only from banks as a temporary measure to facilitate the meeting of redemption requests (not for leverage) which might otherwise require the untimely disposition of portfolio investments or for extraordinary or emergency purposes or for payments of variation margin. Such borrowings will be repaid before any additional investments are purchased.

(2) Pledge, hypothecate, mortgage or otherwise encumber assets in excess of 10% of the Fund's total assets (taken at cost) and then only to secure borrowings permitted by Restriction 1 above. (For the purposes of this restriction, collateral arrangements with respect to options, short sales, stock index, interest rate, currency or other futures, options on futures contracts and collateral arrangements with respect to initial and variation margin are not deemed to be a pledge or other encumbrance of assets. Collateral arrangements with respect to swaps and other derivatives are also not deemed to be a pledge or other encumbrance of assets.)

(3) Purchase securities on margin, except such short-term credits as may be necessary for the clearance of purchases and sales of securities. (For this purpose, the deposit or payment of initial or variation margin in connection with futures contracts or related options transactions is not considered the purchase of a security on margin.)

(4) Make short sales of securities or maintain a short position if, when added together, more than 100% of the value of the Fund's net assets would be (i) deposited as collateral for the obligation to replace securities borrowed to effect short sales, and (ii) allocated to segregated accounts in connection with short sales. Short sales "against the box" are not subject to this limitation.

(5) Underwrite securities issued by other persons except to the extent that, in connection with the disposition of its portfolio investments, it may be deemed to be an underwriter under federal securities laws.

(6) Purchase or sell real estate, although it may purchase securities of issuers which deal in real estate, including securities of real estate investment trusts, and may purchase securities which are secured by interests in real estate.

(7) Concentrate more than 25% of the value of its total assets in any one industry.

(8) Invest in securities of other investment companies, except to the extent permitted by the Investment Company Act of 1940, as amended (the "1940 Act"), or by an exemptive order issued by the Securities and Exchange Commission.

(9) Purchase or sell commodities or commodity contracts, except that the Fund may purchase and sell stock index and other financial futures contracts and options thereon.

(10) Make loans, except by purchase of debt obligations or by entering into repurchase agreements or through the lending of the Fund's portfolio securities.

(11) Issue senior securities. (For the purpose of this restriction none of the following is deemed to be a senior security: any pledge or other encumbrance of assets permitted by restriction (2) above; any borrowing permitted by restriction (1) above; short sales permitted by restriction (4) above; any collateral arrangements with respect to short sales, swaps, options, future contracts and options on future contracts and with respect to initial and variation margin; and the purchase or sale of options, future contracts or options on future contracts.)

    Notwithstanding the latitude permitted by Restriction 9 above, the Fund has no current intention of purchasing interest rate futures.

    It is contrary to the present policy of the Fund, which may be changed by the Trustees of the Trust without shareholder approval, to:

(a) Invest in warrants or rights (other than warrants or rights acquired by the Fund as a part of a unit or attached to securities at the time of purchase).

(b) Write, purchase or sell options on particular securities (as opposed to market indices).

(c) Buy or sell oil, gas or other mineral leases, rights or royalty contracts.

(d) Make investments for the purpose of exercising control of a company's management.

(e) Invest in (a) securities which at the time of investment are not readily marketable and (b) repurchase agreements maturing in more than seven days if, as a result, more than 15% of the Fund's net assets (taken at current value) would then be invested in such securities.

(f) With respect to 75% of its total assets, invest in a security if, as a result of such investment, (a) more than 5% of the Fund's total assets would be invested in the securities of that issuer, or (b) it would hold more than 10% (taken at the time of such investment) of the outstanding voting securities of any one issuer, except that this restriction does not apply to securities issued or guaranteed by the U.S. government or its agencies or instrumentalities.

    Unless otherwise indicated, all percentage limitations on investments set forth herein and in the Prospectus will apply at the time of the making of an investment and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment.

    The phrase "shareholder approval," as used in the Prospectus and herein, and the phrase "vote of a majority of the outstanding voting securities," as used herein, means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Fund or the Trust, as the case may be, or (2) 67% or more of the shares of the Fund or the Trust, as the case may be, present at a meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy.

                 INCOME DIVIDENDS, DISTRIBUTIONS AND TAX STATUS

    The tax status of the Fund and the distributions which it may make are summarized in the Prospectus under the headings "Distributions" and "Taxes." The Fund intends to qualify each year as a regulated investment company under the Internal Revenue Code of 1986, as amended. In order to qualify as a "regulated investment company" and to qualify for the special tax treatment accorded regulated investment companies and their shareholders, the Fund must, among other things, (a) derive at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of securities or foreign currencies or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such securities or currencies; (b) diversify its holdings so that, at the close of each quarter of its taxable year, (i) at least 50% of the value of its total assets consists of cash, cash items, U.S. government securities, securities of other regulated investment companies, and other securities limited generally with respect to any one issuer to not more than 5% of the total assets of the Fund and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any issuer (other than U.S. government securities or securities of other regulated investment companies); and (c) distribute annually at least 90% of the sum of its taxable net investment income, its net tax-exempt income (if any), and, the excess, if any, of net short-term capital gains over net long-term capital losses for such year. To the extent the Fund qualifies for treatment as a regulated investment company, the Fund will not be subject to federal income tax on income paid to its shareholders in the form of dividends or capital gain distributions.

    As described in the Prospectus under the heading "Distributions," the Fund intends to pay out substantially all of its ordinary income and net short-term capital gains, and to distribute substantially all of its net capital gains, if any, after giving effect to any available capital loss carryover. Net capital gain is the excess of net gains from assets held for more than one year over net losses from capital assets held for not more than one year. In order to avoid an excise tax imposed on certain undistributed income, the Fund must distribute prior to each calendar year end without regard to the Fund's fiscal year end (i) 98% of the Fund's ordinary income, (ii) 98% of the Fund's capital gain net income, if any, realized in the one-year period ending on October 31, and (iii) 100% of any undistributed income from prior years.

    In general, all dividend distributions derived from ordinary income and short-term capital gain are taxable to investors as ordinary income. Distributions of long-term gains (generally taxed at a 20% rate) will be taxable to shareholders as such, regardless of how long a shareholder has held the shares in the Fund. Distributions will be taxable as described above whether received in cash or in shares through the reinvestment of distributions. The dividends-received deduction for corporations will generally apply to the Fund's dividends from investment income to the extent derived from dividends received by the Fund from domestic corporations, provided the Fund and the shareholder each meet the relevant holding period requirements.

    Dividends and distributions on the Fund's shares are generally subject to federal income tax as described herein to the extent they do not exceed the Fund's realized income and gains, even though such dividends and distributions may economically represent a return of a particular shareholder's investment. Such distributions are likely to occur in respect of shares purchased at a time when the Fund's net asset value reflects gains that are either unrealized, or realized but not distributed.

    Certain tax-exempt organizations or entities may not be subject to federal income tax on dividends or distributions from the Fund. Each organization or entity should review its own circumstances and the federal tax treatment of its income.

    The Fund is generally required to withhold and remit to the U.S. Treasury 31% of the taxable dividends and other distributions, whether distributed in cash or reinvested in shares of the Fund, paid or credited to any shareholder account for which an incorrect or no taxpayer identification number has been provided or where the Fund is notified that the shareholder has underreported income in the past (or the shareholder fails to certify that he is not subject to such withholding). However, the general back-up withholding rules set forth above will not apply to tax-exempt entities so long as each such entity furnishes the Fund with an appropriate certificate.

    The Internal Revenue Service recently revised its regulations affecting the application to foreign investors of the back-up withholding and withholding tax rules described above. The new regulations generally will become effective for payments made after December 31, 2000. In some circumstances, the new rules will increase the certification and filing requirements imposed on foreign investors in order to qualify for exemption from the 31% back-up withholding tax and for reduced withholding tax rates under income tax treaties. Foreign investors in the Fund should consult their tax advisors with respect to the potential application of these new regulations.

    To the extent such investments are permissible for the Fund, its transactions in options, futures contracts, hedging transactions, forward contracts and straddles will be subject to special tax rules (including mark-to-market, constructive sale, straddle, wash sale and short sale rules), the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund's securities, convert long-term capital gains into short-term capital gains and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders.

    "Constructive sale" provisions apply to activities by the Fund which lock in gain on an "appreciated financial position." Generally, a "position" is defined to include stock, a debt instrument, or partnership interest, or an interest in any of the foregoing, including through a short sale, a swap contract, or a future or forward contract. The entry into a short sale, a swap contract or a future or forward contract relating to an appreciated direct position in any stock or debt instrument, or the acquisition of a stock or debt instrument at a time when the Fund occupies an offsetting (short) appreciated position in the stock or debt instrument, is treated as a "constructive sale" that gives rise to the immediate recognition of gain (but not loss). The application of these new provisions may cause the Fund to recognize taxable income from these offsetting transactions in excess of the cash generated by such activities.

    THE TAX DISCUSSION SET FORTH ABOVE IS A SUMMARY INCLUDED FOR GENERAL INFORMATION PURPOSES ONLY. EACH SHAREHOLDER IS ADVISED TO CONSULT ITS OWN TAX ADVISER WITH RESPECT TO THE SPECIFIC TAX CONSEQUENCES TO IT OF AN INVESTMENT IN THE FUND, INCLUDING THE EFFECT AND APPLICABILITY OF STATE, LOCAL, FOREIGN, AND OTHER TAX LAWS AND THE POSSIBLE EFFECTS OF CHANGES IN FEDERAL OR OTHER TAX LAWS. THIS DISCUSSION IS NOT INTENDED AS A SUBSTITUTE FOR CAREFUL TAX PLANNING.

                            MANAGEMENT OF THE TRUST

    The Trust's trustees oversee the general conduct of the Fund's business. The Trustees and officers of the Trust and their principal occupations during the past five years are as follows:

NAME (AGE)                POSITION WITH THE TRUST   PRINCIPAL OCCUPATION
----------                -----------------------   --------------------
Barr M. Rosenberg (57)     Vice President           Director of Research, AXA Rosenberg Investment
                                                    Management LLC, January 1999 to present; Chairman,
                                                    AXA Rosenberg Group LLC, January 1999 to present;
                                                    Director, Barr Rosenberg Research Center LLC,
                                                    January 1999 to present; Managing General Partner
                                                    and Chief Investment Officer, Rosenberg
                                                    Institutional Equity Management, January 1985 to
                                                    December 1998.

Kenneth Reid* (50)         Trustee                  Chief Executive Officer, AXA Rosenberg Investment
                                                    Management LLC, January 1999 to present; General
                                                    Partner and Director of Research, Rosenberg
                                                    Institutional Equity Management, June 1986 to
                                                    December 1998.

Marlis S. Fritz (50)       Vice President           Vice Chairman and Global Marketing Director, AXA
                                                    Rosenberg Group LLC, January 1999 to present;
                                                    Managing Director AXA Rosenberg Global Services
                                                    LLC, January 1999 to present; General Partner and
                                                    Director of Marketing, Rosenberg Institutional
                                                    Equity Management, April 1985 to December 1998.

Nils H. Hakansson (62)     Trustee                  Sylvan C. Coleman Professor of Finance and
                                                    Accounting, Haas School of Business, University of
                                                    California, Berkeley, June 1969 to present;
                                                    Director, Supershare Services Corporation
                                                    (investment management), Los Angeles, California,
                                                    November 1989 to 1995.

William F. Sharpe (66)     Trustee                  STANCO 25 Professor of Finance Emeritus, Stanford
                                                    University, 1999 to present; STANCO 25 Professor
                                                    of Finance, Stanford University, September 1995 to
                                                    1999; Professor of Finance, Stanford University,
                                                    September 1992 to September 1995; Timken Professor
                                                    Emeritus of Finance, Stanford University,
                                                    September 1989 to September 1992; Timken Professor
                                                    of Finance, Stanford University, September 1970 to
                                                    1989; Chairman, Financial Engines Incorporated,
                                                    Los Altos, California (electronic investment
                                                    advice), March 1996 to present.

Dwight M. Jaffee (56)      Trustee                  Professor of Finance and Real Estate, Haas School
                                                    of Business, University of California, Berkeley,
                                                    California, July 1991 to present.

NAME (AGE)                POSITION WITH THE TRUST   PRINCIPAL OCCUPATION
----------                -----------------------   --------------------
Po-Len Hew (33)            Treasurer                Director of Finance, AXA Rosenberg Global Services
                                                    LLC, January 1999 to present; Chief Financial
                                                    Officer, Barr Rosenberg Investment Management
                                                    Inc., April 1994 to December 1998; Accounting
                                                    Manager, Rosenberg Institutional Equity
                                                    Management, October 1989 to December 1998.

Sara Ronan (40)            Clerk                    Global Services Coordinator and Paralegal, AXA
                                                    Rosenberg Global Services LLC, January 1999 to
                                                    present; Paralegal, Barr Rosenberg Investment
                                                    Management, September 1997 to December 1998;
                                                    Director of Marketing, MIG Realty Advisors,
                                                    January 1996 to September 1997; Vice President,
                                                    Liquidity Financial Advisors, May, 1985 to January
                                                    1996.

Edward H. Lyman (55)       Vice President           Chief Operating Officer, AXA Rosenberg Group LLC,
                                                    January 1999 to present; Chief Executive Officer,
                                                    AXA Rosenberg Global Services LLC, January 1999 to
                                                    present; Executive Vice President, Barr Rosenberg
                                                    Investment Management, Inc. and General Counsel to
                                                    the Rosenberg Group of companies, 1990 to present.

Richard L. Saalfeld (56)   President                President and Chief Executive Officer, AXA
                                                    Rosenberg Mutual Funds, a division of AXA
                                                    Rosenberg Investment Management LLC, January 1999
                                                    to present; President and Chief Executive Officer
                                                    of mutual fund unit of Rosenberg Institutional
                                                    Equity Management, June 1996 to December 1998;
                                                    Consultant to Rosenberg Institutional Equity
                                                    Management, September 1995 to May 1996; Chairman
                                                    and Chief Executive Officer of CoreLink Resources,
                                                    Inc. (mutual fund marketing organization),
                                                    Concord, California, April 1993 to August 1995;
                                                    Consultant, December 1992 to March 1993.

------------------------

* Trustee who is an "interested person" (as defined in the 1940 Act) of the Trust or the Adviser.

    The mailing address of each of the officers and Trustees is c/o Barr Rosenberg Series Trust, 3435 Stelzer Road, Columbus, OH 43219.

    The principal occupations of the officers and Trustees for the last five years have been with the employers as shown above, although in some cases they have held different positions with such employers.

    The Trust pays the Trustees other than those who are interested persons of the Trust or Adviser an annual fee of $45,540 plus an additional fee for each meeting attended. The Trust does not pay any pension or retirement benefits for its Trustees. The Trust does not pay any compensation to officers or Trustees of the Trust other than those Trustees who are not interested persons of the Trust or Adviser. The following table sets forth information concerning the total compensation accrued and payable to each of the Trustees of the Trust or Adviser in the fiscal year ended March 31, 2000:

                                                            PENSION OR                         TOTAL
                                                            RETIREMENT                     COMPENSATION
                                             AGGREGATE       BENEFITS       ESTIMATED     FROM REGISTRANT
                                            COMPENSATION    ACCRUED AS       ANNUAL          AND FUND
                                                FROM       PART OF FUND   BENEFITS UPON    COMPLEX* PAID
NAME OF PERSON, POSITION                     REGISTRANT      EXPENSES      RETIERMENT      TO DIRECTORS
------------------------                    ------------   ------------   -------------   ---------------
Nils H. Hakansson Trustee.................     $70,290**        $0             $0             $81,180**
William F. Sharpe Trustee.................     $70,290**        $0             $0             $81,180**
Dwight M. Jaffee Trustee..................     $70,290**        $0             $0             $81,180**
Kenneth Reid Trustee......................     $     0          $0             $0             $     0

------------------------

* The Fund Complex consists of eleven funds: the AXA Rosenberg U.S. Small Capitalization Fund, the AXA Rosenberg International Small Capitalization Fund, the AXA Rosenberg Japan Fund, the AXA Rosenberg Value Market Neutral Fund, the AXA Rosenberg Double Alpha Market Fund, the AXA Rosenberg Select Sectors Market Neutral Fund, the AXA Rosenberg Enhanced 500 Fund, the AXA Rosenberg International Equity Fund, the AXA Rosenberg Multi-Strategy Market Neutral Fund, the AXA Rosenberg U.S. Discovery Fund and the Barr Rosenberg VIT Market Neutral Fund.

** Reflects fees accrued for the fiscal year regardless of the actual payment date.

    Messrs. Rosenberg, Reid, Lyman and Saalfeld and Ms. Fritz, Ronan and Hew, each being an officer or employee of the Adviser or its affiliates, will each benefit from the management fees paid by the Trust to the Adviser, but receive no direct compensation from the Trust.

                     INVESTMENT ADVISORY AND OTHER SERVICES

    INVESTMENT ADVISORY CONTRACT. As disclosed in the Prospectus under the heading "Management of the Trust,"under a management contract ( the "Management Contract") between the Trust, on behalf of the Fund and AXA Rosenberg Investment Management LLC (the "Adviser"), subject to the control of the Trustees of the Trust and such policies as the Trustees may determine, the Adviser will furnish continuously an investment program for the Fund and will make investment decisions on behalf of the Fund and place all orders for the purchase and sale of portfolio securities. Subject to the control of the Trustees, the Adviser furnishes office space and equipment, provides certain bookkeeping and clerical services and pays all salaries, fees and expenses of officers and Trustees of the Trust who are affiliated with the Adviser. As indicated under "Portfolio Transactions -- Brokerage and Research Services," the Trust's portfolio transactions may be placed with broker-dealers which furnish the Adviser, at no cost, certain research, statistical and quotation services of value to the Adviser in advising the Trust or its other clients.

    The Fund has agreed to pay the Adviser a monthly management fee at the annual percentage rate of the Fund's average daily net assets as set forth in the Prospectus. The Adviser has informed the Trust that it will waive some or all of its management fees under the Management Contract and, if necessary, will bear certain expenses of the Fund until further notice (but in any event at least through 3/31/01) so that the Fund's total annual operating expenses (exclusive of nonrecurring account fees and extraordinary expenses) applicable to each class will not exceed the percentage of the Fund's average daily net assets attributable to that class as set forth in the Prospectus. In addition, the Adviser's compensation under the Management Contract is subject to reduction to the extent that in any year the expenses of the Fund (including investment advisory fees but excluding taxes, portfolio brokerage commissions and any distribution and shareholder service expenses paid by a class of shares of the Fund pursuant to a distribution and shareholder service plan or otherwise) exceed the limits on investment company expenses imposed by any statute or regulatory authority of any jurisdiction in which shares of the Fund are qualified for offer and sale.

    The Management Contract provides that the Adviser shall not be subject to any liability to the Trust or to any shareholder of the Trust in connection with the performance of its services thereunder in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties thereunder.

    The Management Contract will continue in effect for a period no more than one year from the date of its execution, and renewals thereof must be approved by (i) vote, cast in person at a meeting called for that purpose, of a majority of those Trustees who are not "interested persons" of the Adviser or the Trust, and by (ii) the majority vote of either the full Board of Trustees or the vote of a majority of the outstanding shares of the Fund. The Management Contract automatically terminates on assignment and is terminable on not more than 60 days' notice by the Trust to the Adviser. In addition, the Management Contract may be terminated on not more than 60 days' written notice by the Adviser to the Trust.

    The Adviser is wholly owned by AXA Rosenberg Group LLC. AXA Rosenberg Group LLC is contractually controlled by AXA-IM Rose Inc. AXA-IM Rose Inc. is wholly owned by AXA-IM Holdings U.S. Inc. AXA-IM Holdings U.S. Inc. is wholly owned by AXA Investment Managers S.A., a French societe anonyme, which, in turn, is owned, collectively, by AXA Assurances IARD, S.A., a French societe anonyme, and AXA-UAP, a French holding company. AXA Assurances IARD, S.A. is owned, collectively, by AXA France Assurance, a French insurance holding company, and UAP Incendie Accidents, a French casualty and insurance company, each of which, in turn, is wholly owned by AXA-UAP. Finaxa, a French holding company, beneficially owns more than 25% of the voting securities ("Controls") of AXA-UAP. Mutuelles AXA, a group of four French mutual insurance companies, one of which Controls Finaxa, acting as a group, Controls both AXA-UAP and Finaxa. Each of these entities may be deemed a controlling person of the Adviser.

    As discussed in this Statement of Additional Information under the heading "Management of the Trust." Kenneth Reid is a Trustee of the Trust and the Chief Executive Officer of the Adviser; Barr M. Rosenberg is a Vice President of the Trust and the Director of Research of the Adviser. Dr. Rosenberg, Dr. Reid and Marlis S. Fritz, the former general partners of Rosenberg Institutional Equity Management, may be deemed to be controlling persons of the Adviser as a result of their interest in AXA Rosenberg Group LLC, the parent of the Adviser.

    As noted in the Prospectus, the Fund will pay the Adviser a management fee, on a monthly basis, totaling 0.90% of its average daily net assets each year.

    ADMINISTRATIVE SERVICES. The Trust has entered into Fund Administration Agreement with BISYS Fund Services Ohio, Inc. (the "Administrator") pursuant to which the Administrator provides certain management and administrative services necessary for the Fund's operations, including: (i) general supervision of the operation of the Fund, including coordination of the services performed by the Fund's investment adviser, transfer agent, custodian, independent accountants and legal counsel, regulatory compliance, including the compilation of information for documents such as reports to, and filings with, the SEC and state securities commissions, and preparation of proxy statements and shareholder reports for the Fund; (ii) general supervision relative to the compilation of data required for the preparation of periodic reports distributed to the Fund's officers and Board of Trustees; and (iii) furnishing office space and certain facilities required for conducting the business of the Fund. The Trust's principal underwriter is an affiliate of the Administrator. For these services, the Administrator is entitled to receive a fee, payable monthly, at the annual rate of 0.15% of the average daily net assets of the Trust.

    The Trust has also entered into a Fund Accounting Agreement with BISYS Fund Services, Inc. (the "Fund Accountant") pursuant to which the Fund Accountant provides certain accounting services necessary for the Fund's operations. For these services, the Fund Accountant is currently entitled to receive an annual fee of $50,000 from the Fund. If the Fund offers additional classes in the future, this fee will increase by $10,000 for each class actually being offered.

    DISTRIBUTOR AND DISTRIBUTION AND SHAREHOLDER SERVICE PLAN. As stated in the Prospectus under the heading "Management of the Trust -- Distributor," Institutional Shares and Investor Shares of the Fund are sold on a continuous basis by the Trust's distributor, Barr Rosenberg Funds Distributor, Inc. (the "Distributor"). Under the Distributor's Contract between the Trust and the Distributor (the "Distributor's Contract"), the Distributor is not obligated to sell any specific amount of shares of the Trust and will purchase shares for resale only against orders for shares.

    Pursuant to a Distribution and Shareholder Service Plan (the "Plan") described in the Prospectus, in connection with the distribution of Investor Shares of the Trust and/or in connection with the provision of direct client service, personal services, maintenance of shareholder accounts and reporting services to holders of Investor Shares of the Trust, the Distributor receives certain distribution and shareholder service fees from the Trust. The Distributor may pay all or a portion of the distribution and service fees it receives from the Trust to participating and introducing brokers. The Fund pays no fees in connection with the distribution of Institutional Shares.

    The Plan may be terminated by vote of a majority of the Trustees of the Trust who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of the Plan or the Distributor's Contract (the "Independent Trustees"), or by vote of a majority of the outstanding voting securities of the Investor class. Any change in the Plan that would materially increase the cost to Investor Shares requires approval by holders of such shares. The Trustees of the Trust review quarterly a written report of such costs and the purposes for which such costs have been incurred. Except as described above, the Plan may be amended by vote of the Trustees of the Trust, including a majority of the Independent Trustees, cast in person at a meeting called for the purpose. For so long as the Plan is in effect, selection and nomination of those Trustees of the Trust who are not interested persons of the Trust shall be committed to the discretion of such disinterested persons.

    The Distributor's Contract may be terminated with respect to the Fund or Investor Shares thereof at anytime by not more than 60 days' nor less than 30 days' written notice without payment of any penalty either by the Distributor or by the Fund or Investor class and will terminate automatically, without the payment of any penalty, in the event of its assignment.

    The Plan and the Distributor's Contract will continue in effect with respect to Investor Shares for successive one-year periods, provided that each such continuance is specifically approved (i) by the vote of a majority of the Independent Trustees and (ii) by the vote of a majority of the entire Board of Trustees (or by vote of a majority of the outstanding shares of the Investor class, in the case of the Distributor's Contract) cast in person at a meeting called for that purpose.

    The Trustees of the Trust believe that the Plan will provide benefits to the Trust. The Trustees believe that the Plan will result in greater sales and/or fewer redemptions of Investor Shares, although it is impossible to know for certain the level of sales and redemptions of Investor shares that would occur in the absence of the Plan or under alternative distribution schemes. The Trustees believe that the effect on sales and/or redemptions benefits the Trust by reducing Fund expense ratios and/or by affording greater flexibility to the Trust.

    The Plan is of the type known as a "compensation" plan. This means that, although the trustees of the Trust are expected to take into account the expenses of the Distributor in their periodic review of the Plan, the fees are payable to compensate the Distributor for services rendered even if the amount paid exceeds the Distributor's expenses. Because these fees are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

    CUSTODIAL ARRANGEMENTS. State Street Bank and Trust Company, Boston, Massachusetts 02102, is the Fund's custodian ("Custodian"). As such, the Custodian holds in safekeeping certificated securities and cash belonging to the Fund and, in such capacity, is the registered owner of securities in book-entry form belonging to the Fund. Upon instruction, the Custodian receives and delivers cash and securities of the Fund in connection with Fund transactions and collects all dividends and other distributions made with respect to Fund portfolio securities.

    INDEPENDENT ACCOUNTANTS. The Trust's independent accountants are PricewaterhouseCoopers LLP. PricewaterhouseCoopers LLP conducts an annual audit of the Trust's financial statements, assists in the preparation of the Trust's federal and state income tax returns and the Trust's filings with the Securities and Exchange Commission, and consults with the Trust as to matters of accounting and federal and state income taxation.

                             PORTFOLIO TRANSACTIONS

    INVESTMENT DECISIONS. The purchase and sale of portfolio securities for the Fund and for the other investment advisory clients of the Adviser are made by the Adviser with a view to achieving each client's investment objective. For example, a particular security may be purchased or sold on behalf of certain clients of the Adviser even though it could also have been purchased or sold for other clients at the same time.

    Likewise, a particular security may be purchased on behalf of one or more clients when the Adviser is selling the same security on behalf of one or more other clients. In some instances, therefore, the Adviser, acting for one client may sell indirectly a particular security to another client. It also happens that two or more clients may simultaneously buy or sell the same security, in which event purchases or sales are effected PRO RATA on the basis of cash available or other equitable basis so as to avoid any one account's being preferred over any other account.

    BROKERAGE AND RESEARCH SERVICES. Transactions on stock exchanges and other agency transactions involve the payment of negotiated brokerage commissions. Such commissions vary among different brokers. There is generally no stated commission in the case of securities traded in the over-the-counter markets, but the price paid for such securities usually includes an undisclosed dealer commission or mark up. In placing orders for the portfolio transactions of the Fund, the Adviser will seek the best price and execution available, except to the extent it may be permitted to pay higher brokerage commissions for brokerage and research services as described below. The determination of what may constitute best price and execution by a broker-dealer in effecting a securities transaction involves a number of considerations, including, without limitation, the overall net economic result to the Fund (involving price paid or received and any commissions and other costs paid), the efficiency with which the transaction is effected, the ability to effect the transaction at all where a large block is involved, availability of the broker to stand ready to execute possibly difficult transactions in the future and the financial strength and stability of the broker. Because of such factors, a broker-dealer effecting a transaction may be paid a commission higher than that charged by another broker-dealer. Most of the foregoing are judgmental considerations.

    Over-the-counter transactions often involve dealers acting for their own account. It is the Adviser's policy to place over-the-counter market orders for the Fund with primary market makers unless better prices or executions are available elsewhere.

    Although the Adviser does not consider the receipt of research services as a factor in selecting brokers to effect portfolio transactions for the Fund, the Adviser will receive such services from brokers who are expected to handle a substantial amount of the Fund's portfolio transactions. Research services may include a wide variety of analyses, reviews and reports on such matters as economic and political developments, industries, companies, securities and portfolio strategy. The Adviser uses such research in servicing other clients as well as the Trust.

    As permitted by Section 28(e) of the Securities Exchange Act of 1934, as amended, and subject to such policies as the Trustees of the Trust may determine, the Adviser may pay an unaffiliated broker or dealer that provides "brokerage and research services" (as defined in the Act) to the Adviser an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction.

    The Fund may pay brokerage commissions to Donaldson Lufkin and Jenrette and Nomura International, each of which may be deemed to be an "affiliate of an affiliate" of the Trust. Securities and Exchange Commission rules require that commissions paid to an affiliate of an affiliate by the Fund for portfolio transactions not exceed "usual and customary" brokerage commissions. The rules define "usual and customary" commissions to include amounts which are "reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time." The Trustees, including those who are not "interested persons" of the Trust, have adopted procedures for evaluating the reasonableness of commissions paid to such affiliates and will review these procedures periodically.

                           TOTAL RETURN CALCULATIONS

    The Fund computes its average annual total return separately for its share classes by determining the average annual compounded rates of return during specified periods that would equate the initial amount invested in a particular share class to the ending redeemable value of such investment in such class, according to the following formula:

                         P(1+T)to the power of n = ERV

    Where:

      T     =    Average annual total return
      ERV   =    Ending redeemable value of a hypothetical $1,000 investment made at the beginning of a period at the end of such period
      P     =    A hypothetical initial investment of $1,000
      n     =    Number of years

    The Fund computes its cumulative total return separately for its share classes by determining the cumulative rates of return during specified periods that would equate the initial amount invested in a particular share class to the ending redeemable value of such investment in such class, according to the following formula:

                                T = ERV - 1,000

                                  ------------
                                       1,000

    Where:

      T     =    Cumulative rate of return
      ERV   =    Ending redeemable value of a hypothetical $1,000 investment made at the beginning of a period at the end of such period.

    The calculations of average annual total return and cumulative total return assume that any dividends and distributions are reinvested immediately, rather than paid to the investor in cash. The ending redeemable value (variable "ERV" in each formula) is determined by assuming complete redemption of the hypothetical investment and the deduction of all nonrecurring charges at the end of the period covered by the computations.

    Unlike bank deposits or other investments that pay a fixed yield or return for a stated period of time, the return for the Fund will fluctuate from time to time and does not provide a basis for determining future returns. Average annual total return and cumulative return are based on many factors, including market conditions, the composition of the Fund's portfolio and its operating expenses.

    Average annual total returns are calculated separately for Investor Shares and Institutional Shares. Investor Shares and Institutional Shares are subject to different fees and expenses and may have different performance for the same period.

    PERFORMANCE COMPARISONS. Investors may judge the performance of the Fund by comparing it to the performance of other mutual fund portfolios with comparable investment objectives and policies through various mutual fund or market indices such as those prepared by Dow Jones & Co., Inc. and Standard & Poor's and to data prepared by Lipper, Inc., a widely recognized independent service which monitors the performance of mutual funds. Comparisons may also be made to indices or data published in MONEY MAGAZINE, FORBES, BARRON'S, THE WALL STREET JOURNAL, MORNINGSTAR, INC., IBBOTSON ASSOCIATES, CDA/WIESENBERGER, THE NEW YORK TIMES, BUSINESS WEEK, U.S.A. TODAY, INSTITUTIONAL INVESTOR and other periodicals. In addition to performance information, general information about the Fund that appears in a publication such as those mentioned above may be included in advertisements, sales literature and reports to shareholders. The Fund may also include in advertisements and reports to shareholders information discussing the performance of the Adviser in comparison to other investment advisers and to other institutions.

    From time to time, the Trust may include the following types of information in advertisements, supplemental sales literature and reports to shareholders:
(1) discussions of general economic or financial principles (such as the effects of inflation, the power of compounding and the benefits of dollar cost averaging); (2) discussions of general economic trends; (3) presentations of statistical data to supplement such discussions; (4) descriptions of past or anticipated portfolio holdings for the Fund; (5) descriptions of investment strategies for the Fund; (6) descriptions or comparisons of various investment products, which may or may not include the Fund; (7) comparisons of investment products (including the Fund) with relevant market or industry indices or other appropriate benchmarks; (8) discussions of fund rankings or ratings by recognized rating organizations; and (9) testimonials describing the experience of persons that have invested in the Fund. The Trust may also include calculations, such as hypothetical compounding examples, which describe hypothetical investment results in such communications. Such performance examples will be based on an express set of assumptions and are not indicative of the performance of the Fund.

                DESCRIPTION OF THE TRUST AND OWNERSHIP OF SHARES

    The Trust is a diversified open-end series investment company organized as a Massachusetts business trust. A copy of the Second Amended and Restated Agreement and Declaration of Trust of the Trust, as amended (the "Declaration of Trust"), is on file with the Secretary of The Commonwealth of Massachusetts. The fiscal year of the Trust ends on March 31. The Trust changed its name to "Barr Rosenberg Series Trust" from "Rosenberg Series Trust" on August 5, 1996.

    Interests in the Trust's portfolios are currently represented by shares of ten series, the AXA Rosenberg U.S. Discovery Fund, the AXA Rosenberg Enhanced 500 Fund, the AXA Rosenberg International Equity Fund, the AXA Rosenberg Multi-Strategy Market Neutral Fund, the AXA Rosenberg Value Market Neutral Fund, the AXA Rosenberg Double Alpha Market Fund, the AXA Rosenberg Select Sectors Market Neutral Fund, the AXA Rosenberg U.S. Small Capitalization Fund, the AXA Rosenberg International Small Capitalization Fund and the AXA Rosenberg Japan Fund, issued pursuant to the Declaration of Trust. The rights of shareholders and powers of the Trustees of the Trust with respect to such shares are described in the Prospectus.

    The AXA Rosenberg U.S. Small Capitalization Fund is divided into three classes of shares: Institutional Shares, Adviser Shares and Investor Shares. Each other series of the Trust is divided into two classes of shares:
Institutional Shares and Investor Shares.

    Each class of shares of the Fund represents interests in the assets of the Fund and has identical dividend, liquidation and other rights and the same terms and conditions except that expenses, if any, related to the distribution and shareholder servicing of a particular class are borne solely by such class and either class may, at the discretion of the Trustees of the Trust, also pay a different share of other expenses, not including advisory or custodial fees or other expenses related to the management of the Trust's assets, if these expenses are actually incurred in a different amount by that class, or if the class receives services of a different kind or to a different degree than the other classes. All other expenses are allocated to each class on the basis of the net asset value of that class in relation to the net asset value of the particular Fund.

    The Declaration of Trust provides for the perpetual existence of the Trust. The Trust may, however, be terminated at any time by vote of at least two-thirds of the outstanding shares of each series of the Trust.

    VOTING RIGHTS. Shareholders are entitled to one vote for each full share held (with fractional votes for fractional shares held) and will vote (to the extent provided herein) in the election of Trustees and the termination of the Trust and on other matters submitted to the vote of shareholders. Shareholders will vote by individual series on all matters except (i) when required by the 1940 Act, shares shall be voted in the aggregate and not by individual series, and (ii) when the Trustees have determined that the matter affects only the interests of one or more series, then only shareholders of such series shall be entitled to vote thereon. Shareholders of one series shall not be entitled to vote on matters exclusively affecting another series, such matters including, without limitation, the adoption of or change in any fundamental policies or restrictions of the other series and the approval of the investment advisory contracts of the other series.

    Each class of shares of the Fund has identical voting rights except that each class has exclusive voting rights on any matter submitted to shareholders that relates solely to that class, and has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of the other class. Each class of shares has exclusive voting rights with respect to matters pertaining to any distribution and shareholder service plan applicable to that class. Each class of shares of the Fund will vote together, except with respect to any distribution and shareholder service plan applicable to a class or when a class vote is required as specified above or otherwise by the 1940 Act.

    There will normally be no meetings of shareholders for the purpose of electing Trustees, except that in accordance with the 1940 Act (i) the Trust will hold a shareholders' meeting for the election of Trustees at such time as less than a majority of the Trustees holding office have been elected by shareholders, and (ii) if, as a result of a vacancy in the Board of Trustees, less than two-thirds of the Trustees holding office have been elected by the shareholders, that vacancy may only be filled by a vote of the shareholders. In addition, Trustees may be removed from office by a written consent signed by the holders of two-thirds of the outstanding shares and filed with the Trust's custodian or by a vote of the holders of two-thirds of the outstanding shares at a meeting duly called for the purpose, which meeting shall be held upon the written request of the holders of not less than 10% of the outstanding shares. Upon written request by the holders of at least 1% of the outstanding shares stating that such shareholders wish to communicate with the other shareholders for the purpose of obtaining the signatures necessary to demand a meeting to consider removal of a Trustee, the Trust has undertaken to provide a list of shareholders or to disseminate appropriate materials (at the expense of the requesting shareholders). Except as set forth above, the Trustees shall continue to hold office and may appoint successor Trustees. Voting rights are not cumulative.

    No amendment may be made to the Declaration of Trust without the affirmative vote of a majority of the outstanding shares of the Trust except (i) to change the Trust's name or to cure technical problems in the Declaration of Trust and
(ii) to establish, designate or modify new and existing series, sub-series or classes of shares of any series of Trust shares or other provisions relating to Trust shares in response to applicable laws or regulations.

    SHAREHOLDER AND TRUSTEE LIABILITY. Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Declaration of Trust disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Trust or the Trustees. The Declaration of Trust provides for indemnification out of all the property of the relevant series for all loss and expense of any shareholder of that series held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered remote since it is limited to circumstances in which the disclaimer is inoperative and the series of which he is or was a shareholder would be unable to meet its obligations.

    The Declaration of Trust further provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law. However, nothing in the Declaration of Trust protects a Trustee against any liability to which the Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office. The Declaration of Trust also provides for indemnification by the Trust of the Trustees and the officers of the Trust against liabilities and expenses reasonably incurred in connection with litigation in which they may be involved because of their offices with the Trust, except if it is determined in the manner specified in the Declaration of Trust that such Trustees are liable to the Trust or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties. In addition, the Adviser has agreed to indemnify each Trustee who is not "an interested person" of the Trust to the maximum extent permitted by the 1940 Act against any liabilities arising by reason of such Trustee's status as a Trustee of the Trust.

    The officers and Trustees of the Trust, as a group, own less than 1% of any class of outstanding shares of the Fund.

                        DETERMINATION OF NET ASSET VALUE

    As indicated in the Prospectus, the net asset value of each Fund share is determined on each day on which the New York Stock Exchange is open for trading. The Trust expects that the days, other than weekend days, that the New York Stock Exchange will not be open are New Year's Day, Martin Luther King's Day, President's Day, Good Friday, Memorial Day, Independence Day (observed), Labor Day, Thanksgiving Day and Christmas Day.

    Portfolio securities listed on a securities exchange for which market quotations are available are valued at the last quoted sale price on each business day, or, if there is no such reported sale, at the most recent quoted bid price. Price information on listed securities is generally taken from the closing price on the exchange where the security is primarily traded. Unlisted securities for which market quotations are readily available are valued at the most recent quoted bid price, except that debt obligations with sixty days or less remaining until maturity may be valued at their amortized cost. Exchange-traded options on futures are valued at the settlement price as determined by the appropriate clearing corporation. Futures contracts are valued by comparing the gain or loss by reference to the current settlement price as determined by the appropriate clearing corporation. Other assets and securities for which no quotations are readily available are valued at fair value as determined in good faith by the Trustees of the Trust or by persons acting at their direction.

                       PURCHASE AND REDEMPTION OF SHARES

    The procedures for purchasing shares of the Fund and for determining the offering price of such shares are described in the Prospectus. The Trust has elected to be governed by Rule 18f-1 under the 1940 Act pursuant to which the Trust is obligated to redeem shares solely in cash for any shareholder during any 90-day period up to the lesser of (i) $250,000 or (ii) 1% of the total net asset value of the Trust at the beginning of such period. The procedures for redeeming shares of the Fund are described in the Prospectus.

    The Fund has authorized one or more brokers to accept on its behalf purchase and redemption orders. Such brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the Fund's behalf. The Fund will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker's authorized designee, accepts such order. Such orders will be priced at the Fund's net asset value per share next determined after such orders are received by an authorized broker or the broker's authorized designee.